UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2020
Date of reporting period: December 31, 2020

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
Quarterly Schedule of Investments and Form N-MFP
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters [excluding Davis Government Money Market Fund]). Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Forms N-CSR (Annual and Semi-Annual Reports), N-PORT Part F, and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings (other than Davis Government Bond Fund and Davis Government Money Market Fund) is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis
President

February 1, 2021

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY

Performance Overview
In the first quarter of 2020, the rapid and global spread of coronavirus (COVID-19) disrupted major economies and resulted in extreme volatility in the financial markets. Davis Advisors continues to closely monitor the impact of the COVID-19 outbreak on Davis Opportunity Fund, however the duration and long-term effects of this pandemic are not known. The Fund underperformed the Standard & Poor’s 1500® Index (the “Index”) for the twelve-month period ended December 31, 2020 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 12.79% versus a 17.92% return for the Index. The sectors1 within the Index that reported the strongest performance were Information Technology (up 45%), Consumer Discretionary (up 33%), and Communication Services (up 23%). The sectors that reported the weakest performance were Energy (down 34%), Real Estate (down 4%), and Utilities (down 1%).
Detractors from Performance
For the second year in a row, the Fund’s Energy sector holdings were the most significant detractor2 from absolute performance. Although the Fund only had an average weighting of 2% of net assets in the Energy sector during the period, the Fund’s holdings significantly underperformed (down 43%, compared to down 34%). Altus Midstream3 (down 76%), Magnolia Oil & Gas (down 60%), Apache (down 52%), and Seven Generations Energy (down 78%) were key detractors. The Fund liquidated its entire Energy sector position during the period.
Compared to the Index, the Fund’s largest hindrance from performance was its position in the Information Technology sector. The Fund’s holdings underperformed those of the Index (up 25%, compared to up 45%). The Fund was also significantly underweight in this, the strongest performing sector (13%, compared with 24%). Intel (down 15%) made the list of top detractors during the period.
Wells Fargo (down 42%) was a top five holding at the start of the period and this security weighed on performance more than any other. The Fund took the drop in Wells Fargo’s stock price as an opportunity to almost double the number of shares it owned. Sul America (down 29%) was another Financial holding that hindered Fund performance. The Fund no longer owns Sul America.
Three of the top ten detractors came from the Industrials sector. They included Raytheon Technologies (down 16%), Didi Chuxing (down 18%), and Azul (down 32%). Raytheon Technologies, formed from the United Technologies and Raytheon merger in April 2020, was a detractor due to the pre-merger performance of United Technologies. The Fund no longer owns Azul.
The Fund ended the period with 19% of net assets in foreign securities. These foreign holdings (up 1%) underperformed the Fund’s domestic holdings (up 16%).
Contributors to Performance
The Fund’s Industrials sector holdings provided a significant boost to Fund performance for the second year in a row. The Fund’s holdings outperformed those of the Index (up 18%, versus up 11%). Carrier Global (up 125%), the second largest holding at the end of the period, was the top contributor. Carrier Global spun off from the aforementioned United Technologies at time of the merger. Other Industrial contributors included Owens Corning (up 18%), Schneider Electric (up 45%), Johnson Controls (up 18%), and Eaton (up 31%).
While the Fund only had a small position in the Consumer Discretionary sector (average weighting of 9%), the strong performance (up 39%) made this position a top contributor on a sector basis. The pandemic certainly was detrimental to a number of businesses. However, Amazon’s (up 76%) business model appears to have flourished.
Remaining contributors were largely stock specific. These holdings included Qorvo (up 43%), Alphabet (up 31%), and UnitedHealth (up 21%).

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, large-capitalization companies risk, mid- and small-capitalization companies risk, manager risk, depositary receipts risk, emerging market risk, fees and expenses risk, and foreign currency risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2020, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 1500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Standard & Poor’s 1500® Index over 10 years for an investment made on December 31, 2010

$40,000
$30,000
$20,000
$10,000
$0
S&P 1500®
DOF-A*
S&P 1500®
$36,013
DOF-A*
$28,597
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20

Average Annual Total Return for periods ended December 31, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	12.79%	11.66%	11.61%	10.68%	12/01/94	0.94%	0.94%
Class A - with sales charge	7.43%	10.59%	11.07%	10.48%	12/01/94	0.94%	0.94%
Class C**	10.88%	10.79%	10.73%	7.73%	08/15/97	1.76%	1.76%
Class Y	13.06%	11.93%	11.88%	8.15%	09/18/97	0.69%	0.69%
S&P 1500® Index***	17.92%	14.95%	13.66%	10.65%

The Standard & Poor’s 1500® Index is comprised of the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indices, which together represent approximately 90% of U.S. market capitalization. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Davis Opportunity Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund performed roughly in line with the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (“Bloomberg Index”) before taking expenses into account. The net expense ratio for Class A shares was 1.04% during the year. For the twelve-month period ended December 31, 2020 (the “period”) the Fund’s Class A shares delivered a total return on net asset value of 1.69%, versus a 3.14% return for the Bloomberg Index.

The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. The Fund maintained an weighted average maturity of 1.99 years during the period. The Fund remains almost exclusively invested in mortgage-backed securities. The largest position during the period was in collateralized mortgage obligations (average weighting of 36%). During the period, the Fund had a significant weighting (14%) in repurchase agreements. This position was a hindrance to performance.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: U.S. government securities risk, repurchase agreement risk, credit risk, changes in debt rating risk, fees and expenses risk, inflation risk, interest rate risk, extension and prepayment risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2020, unless otherwise noted.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Bloomberg Barclays U.S. Government 1-3 Year Bond Index
over 10 years for an investment made on December 31, 2010

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Bloomberg Index
DGBF-A*
Bloomberg Index
$11,403
DGBF-A*
$10,304
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20

Average Annual Total Return for periods ended December 31, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.69%	1.05%	0.79%	2.97%	12/01/94	1.10%	1.04%
Class A - with sales charge	(3.14)%	0.07%	0.30%	2.78%	12/01/94	1.10%	1.04%
Class C**	(0.19)%	0.25%	(0.01)%	2.14%	08/19/97	2.25%	1.78%
Class Y	1.94%	1.30%	1.08%	2.49%	09/01/98	0.95%	0.79%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index***	3.14%	1.92%	1.32%	3.61%

The Bloomberg Barclays U.S. Government 1-3 Year Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate Treasuries and government-related securities. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
In the first quarter of 2020, the rapid and global spread of coronavirus (COVID-19) disrupted major economies and resulted in extreme volatility in the financial markets. Davis Advisors continues to closely monitor the impact of the COVID-19 outbreak on Davis Financial Fund, however the duration and long-term effects of this pandemic are not known. The Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended December 31, 2020 (the “period”). The Fund delivered a total return of (5.88%), versus an 18.40% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 45%), Consumer Discretionary (up 33%), and Communication Services (up 24%). The sectors that reported the weakest performance were Energy (down 34%), Real Estate (down 2%), and Financials (down less than 1%).

Detractors from Performance
The Fund’s largest industry position was in Banks (an average weighting of 41% during the period). The large weighting along with the weak performance (down 12% compared to down 14% for the Index) made this industry position an important detractor2 from performance. Wells Fargo3 (down 42%) was the most important detractor for the period on a security basis. Other Bank detractors included JPMorgan Chase (down 6%) and U.S. Bancorp (down 18%). These holdings were the second and third largest positions at the end of the period, respectively, representing approximately 14% of net assets.

The Fund’s Insurance securities were a significant detractor from performance on an absolute basis and relative to the S&P 500®. The Fund’s Insurance holdings significantly underperformed those of the Index (down 10%, versus down less than 1%). Top detractors included Markel (down 10%), Swiss Re (down 26%), Alleghany (down 23%), and Greenlight Capital (down 28%). The Fund liquidated its position in Swiss Re during the period.

Remaining detractors came from the Capital Markets industry, as these securities underperformed those of the Index (up 4% compared to up 20%). State Street (down 23%), Bank of New York Mellon (down 13%), and Goldman Sachs (down 11%) were a hindrance to performance. The Fund liquidated its position in State Street and Goldman Sachs during the period.

Contributors to Performance
There were a number of Bank holdings that benefited Fund performance. PNC Financial (down 3%), DNB ASA (up 5%), DBS Group Holdings (up 3%), and Bank of America (down 12%) were all top contributors. While PNC Financial and Bank of America were down for the period, the Fund benefited from some opportune purchases in March.

The Fund also benefited from its lone non-financial position, Alphabet (up 31%). Alphabet is the parent company of Google. The Fund had an average weighting of 2% in this position during the period.

Julius Baer (up 16%) and Charles Schwab (up 14%) were two holdings from Capital Markets that boosted Fund performance. Capital One Financial (down 3%) was another holding where the Fund benefited on account of trading activity. The Fund sold a number of shares in the first quarter prior to the market drop.

The Fund acquired shares of Rocket Companies (up 12%) in an IPO. Rocket Companies is a consumer lending company that is primarily known for its business Rocket Mortgage. Chubb, an Insurance holding, was up one percent for the period.

The Fund’s foreign holding position remained fairly consistent with 2019 (average weighting of 17%). These foreign holdings benefited the Fund as they outperformed the U.S. holdings (up 3%, compared to down 6%). Switzerland and Norway each represented approximately 4% of net assets at the end of the period.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: stock market risk, common stock risk, financial services risk, credit risk, interest rate sensitivity risk, focused portfolio risk, headline risk, foreign country risk, large-capitalization companies risk, manager risk, depositary receipts risk, fees and expenses risk, foreign currency risk, emerging market risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Davis Financial Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2020, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2010

$40,000
$30,000
$20,000
$10,000
$0
S&P 500®
DFF-A*
S&P 500®
$36,700
DFF-A*
$22,264
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20

Average Annual Total Return for periods ended December 31, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(5.88)%	7.54%	8.85%	10.93%	05/01/91	0.96%	0.96%
Class A - with sales charge	(10.35)%	6.51%	8.33%	10.75%	05/01/91	0.96%	0.96%
Class C**	(7.49)%	6.70%	7.94%	6.40%	08/12/97	1.75%	1.75%
Class Y	(5.67)%	7.78%	9.07%	7.57%	03/10/97	0.74%	0.74%
S&P 500® Index***	18.40%	15.20%	13.87%	10.25%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
In the first quarter of 2020, the rapid and global spread of coronavirus (COVID-19) disrupted major economies and resulted in extreme volatility in the financial markets. Davis Advisors continues to closely monitor the impact of the COVID-19 outbreak on Davis Appreciation & Income Fund, however the duration and long-term effects of this pandemic are not known. The Fund underperformed the Standard & Poor’s 500® Index (the “Index”) for the twelve-month period ended December 31, 2020 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 4.75%, versus a return of 18.40% for the Index. The sectors1 within the Index that reported the strongest performance were Information Technology (up 45%), Consumer Discretionary (up 33%), and Communication Services (up 24%). The sectors that reported the weakest performance were Energy (down 34%), Real Estate (down 2%), and Financials (down less than 1%).
The Fund ended the period with 77% of net assets invested in equities, 20% in fixed-income securities, and 3% in repurchase agreements and cash. The Fund’s fixed-income securities play an important role in building a balanced portfolio with the hope that they might smooth some of the volatility in the stock market for shareholders.
Detractors from Performance
The Fund’s equity position was significantly overweight in the Financials sector (average weighting of 37% compared to 12%) and these holdings underperformed those of the Index (down 6%, compared to down less than 1%). Wells Fargo2 (down 42%), the third largest holding at the start of the period, was the top detractor3. Other financial holdings that detracted from performance were Greenlight Capital (down 40%), U.S. Bancorp (down 18%), Bank of New York Mellon (down 13%), and Bank of America (down 12%). The Fund no longer owns Greenlight Capital.
For the fourth period in a row the Fund’s Energy holdings were a significant detractor. The Fund started the period with 2% of net assets in the Energy sector but subsequently liquidated its entire position during the period. Apache (down 52%) and Ovintiv (down 88%) were both among the top detractors.
Intel (down 15%) was a detractor during the period. While the Fund’s equity holdings in the Information Technology sector were an absolute contributor, they detracted when compared to the Index. The Fund’s Information Technology equity holdings underperformed those of the Index (up 27%, compared to up 45%) and the Fund had a much lower weighting in the strongest performing sector (16%, versus 25%).
Raytheon Technologies (down 16%), an Industrials equity holding formed from the United Technologies and Raytheon merger in April 2020, was a detractor due to the pre-merger performance of United Technologies.
Given the strong equity market, the Fund’s performance was hindered by its position in fixed-income securities. The Fund’s position in Thornburg Mortgage bond (down 20%) was a top detractor.
The Fund had an average weighting of 8% of its net assets in foreign equity securities. These securities underperformed the U.S. holdings (up 5%, compared with up 7%).
Contributors to Performance
The Fund’s Information Technology equity holdings were a detractor on a relative basis, but were very helpful to absolute performance. Top contributors included Applied Materials (up 43%), Texas Instruments (up 32%), and Microsoft (up 43%).
The pandemic has caused tremendous disruption to a number of businesses, however many have fared better. Amazon, a Consumer Discretionary holding, was up 76% and was the top contributor during the period.
The Fund holds two separate Communication Services equity companies that have been in the headlines recently. Alphabet (up 31%) and Facebook (up 33%) were among the Fund’s top contributors.
While the equity position in Capital One Financial was down during the period (down 3%), the Fund benefited from a number of opportune purchases during the first quarter of 2020. AIA Group (up 19%) is a Hong Kong based life insurance group that serves 18 markets in the Asia-Pacific region. This holding was another equity Financial holding among the top contributors.
Two remaining contributors came from the Fund’s equity Industrial holdings, Carrier Global (up 125%) and Johnson Controls (up 18%). Carrier Global spun off from the aforementioned United Technologies at time of the merger.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: stock market risk, common stock risk, headline risk, large-capitalization companies risk, manager risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, variable current income risk, credit risk, convertible securities risk, changes in debt rating risk, extension and prepayment risk, foreign country risk, depositary receipts risk, fees and expenses risk, mid- and small-capitalization companies risk, and high-yield, high-risk debt securities risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2020, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

[3]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2010

$40,000
$30,000
$20,000
$10,000
$0
S&P 500®
DAIF-A*
S&P 500®
$36,700
DAIF-A*
$17,101
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20

Average Annual Total Return for periods ended December 31, 2020

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	4.75%	8.04%	6.02%	7.89%	05/01/92	1.02%	1.02%
Class A - with sales charge	(0.23)%	7.01%	5.51%	7.71%	05/01/92	1.02%	1.02%
Class C**	2.93%	7.21%	5.17%	5.28%	08/12/97	1.87%	1.79%
Class Y	5.08%	8.38%	6.27%	6.83%	11/13/96	0.69%	0.69%
S&P 500® Index***	18.40%	15.20%	13.87%	10.20%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
In the first quarter of 2020, the rapid and global spread of coronavirus (COVID-19) disrupted major economies and resulted in extreme volatility in the financial markets. Davis Advisors continues to closely monitor the impact of the COVID-19 outbreak on Davis Real Estate Fund, however the duration and long-term effects of this pandemic are not known. The Fund performed in line with the Wilshire U.S. Real Estate Securities Index (“Wilshire Index”) for the twelve-month period ended December 31, 2020 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of (8.23)% versus a (7.95)% return for the Wilshire Index. Only two sub-industries1 within the Wilshire Index reported positive performance. They were Specialized REITs (up 18%) and Industrial REITs (up 13%). Those that reported the weakest performance were Retail REITs (down 32%), Hotel & Resort REITs (down 25%), and Office REITs (down 20%).
Detractors from Performance
While the pandemic was certainly disruptive to many REIT industries, the events of 2020 had a significant impact on Office REITs. The Fund’s holdings in this sub-industry were a top detractor2 both on an absolute basis and relative to those of the Wilshire Index. The Fund had a slightly higher average weighting than the Wilshire Index (17%, compared to 13%) and the holdings slightly underperformed (down 21%, compared to down 20%). Hudson Pacific Properties3 (down 33%), Vornado Realty (down 40%), and Boston Properties (down 28%) were among the top detractors.
A number of top detractors came from the Retail REITs sub-industry. As a whole, the Fund’s position was down 32%, which was directly on par with the Wilshire Index’s holdings in this sub-industry. The top detractor for the period was Simon Property Group (down 39%). Other securities from this sub-industry that hindered performance included Acadia Realty (down 44%) and Federal Realty (down 31%).
The Fund had an average weighting of 18% in Residential REITs during the period. As a group, these holdings were down 13%. AvalonBay Communities (down 20%), Equity Residential (down 24%), and Essex Property Trust (down 18%) were all among the top detractors.
When compared to the Wilshire Index, the Fund suffered from its holdings in Industrial REITs. The Fund was slightly overweight in this sub-industry (16%, compared to 15%) and its holdings underperformed (up 11%, versus up 13%).
While the Fund only had a very small exposure to Diversified REITs (average weighting of less than half of one percent), STORE Capital was down significantly (down 59%), making this position a top detractor. The Fund no longer owns STORE Capital.
Contributors to Performance
The biggest contribution to absolute performance during the period came from the Fund’s Specialized REITs position. This was the Fund’s largest sub-industry position with an average weighting of 25%. Equinix (up 24%), a global leader in the data center business, was the second largest holding at the end of the period (5.10% of net assets) and the top contributor for the period. Other contributors from this sub-industry were Public Storage (up 13%), Digital Realty Trust (up 20%), CyrusOne (up 15%), and Crown Castle International (up 16%).
When compared to the Wilshire Index, the Fund benefited from its lower average weighting in Health Care REITs (8%, compared to 11%). Welltower (down 17%) was a top contributor during the period as the Fund increased its holdings at some attractive prices during the first and second quarters only to later sell a significant stake in late October.
Just like in 2019, the Fund’s Industrial REITs made a significant contribution to absolute performance. However, for the reasons discussed above, this position was a detractor on a relative basis. Prologis (up 15%), which was the largest holding at the end of the period, Rexford Industrial Realty (up 10%), and Terreno Realty (up 10%) were each top contributors.
While many of the Residential REITs were detractors, American Homes 4 Rent (up 29%) was able to reverse the trend and was a top holding for the period. The Fund liquidated this position only to subsequently re-initiate a stake later in the period.

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: stock market risk, common stock risk, real estate risk, headline risk, large-capitalization companies risk, manager risk, fees and expenses risk, mid- and small-capitalization companies risk, and variable current income risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the real estate sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2020, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2020, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company’s or sub-industry’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2010

$40,000
$30,000
$20,000
$10,000
$0
S&P 500®
Wilshire U.S. Real Estate Securities Index
DREF-A*
S&P 500® $36,700
Wilshire U.S. Real Estate Securities Index $22,350
DREF-A* $20,348
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20

Average Annual Total Return for periods ended December 31, 2020

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(8.23)%	5.47%	7.88%	8.97%	01/03/94	0.97%	0.97%
Class A - with sales charge	(12.59)%	4.45%	7.36%	8.78%	01/03/94	0.97%	0.97%
Class C**	(9.89)%	4.58%	6.97%	6.95%	08/13/97	1.89%	1.79%
Class Y	(8.11)%	5.69%	8.12%	8.44%	11/08/96	0.79%	0.79%
S&P 500® Index***	18.40%	15.20%	13.87%	10.17%
Wilshire U.S. Real Estate Securities Index***	(7.95)%	4.46%	8.38%	9.58%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2020

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/20 Net Assets)		(% of 12/31/20 Stock Holdings)

			Fund	S&P 1500®
Common Stock (U.S.)	76.54%	Capital Goods	24.42%	6.29%
Common Stock (Foreign)	8.56%	Health Care	22.08%	13.29%
Preferred Stock (Foreign)	10.83%	Information Technology	14.75%	26.67%
Short-Term Investments	4.20%	Transportation	8.58%	1.94%
Other Assets & Liabilities	(0.13)%	Diversified Financials	6.88%	4.61%
	100.00%	Media & Entertainment	6.70%	8.43%
		Retailing	5.97%	7.45%
		Banks	5.14%	4.23%
		Insurance	3.53%	2.03%
		Automobiles & Components	1.90%	2.10%
		Commercial & Professional Services	0.05%	0.95%
		Food, Beverage & Tobacco	–	3.17%
		Real Estate	–	2.95%
		Other	–	15.89%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/20 Net Assets)

Quest Diagnostics Inc.	Health Care Equipment & Services	6.93%
Carrier Global Corp.	Building Products	5.67%
UnitedHealth Group Inc.	Health Care Equipment & Services	5.16%
Cigna Corp.	Health Care Equipment & Services	5.06%
Qorvo Inc.	Semiconductors & Semiconductor Equipment	4.93%
Wells Fargo & Co.	Banks	4.93%
Grab Holdings Inc., Pfd. *	Transportation	4.73%
Capital One Financial Corp.	Consumer Finance	4.56%
Owens Corning	Building Products	3.99%
Raytheon Technologies Corp.	Aerospace & Defense	3.74%

* Grab Holdings Inc., Pfd. holding includes Series F and Series G.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2020

New Positions Added (01/01/20-12/31/20)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/20 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/20 Net Assets
HD Supply Holdings, Inc.	Trading Companies & Distributors	06/10/20	–
IAC/InterActiveCorp	Media & Entertainment	08/19/20	2.10%
Mohawk Industries, Inc.	Consumer Durables & Apparel	05/08/20	–
Viatris Inc.	Pharmaceuticals, Biotechnology & Life Sciences	12/02/20	1.03%
VMware, Inc., Class A	Software & Services	03/11/20	0.64%

Positions Closed (01/01/20-12/31/20)
(Gains and losses greater than $4,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Adient plc	Automobiles & Components	10/20/20	$(1,267,235)
Altus Midstream Co., Class A	Energy	06/03/20	(18,157,858)
Apache Corp.	Energy	05/21/20	(6,535,041)
Azul S.A., ADR	Transportation	03/04/20	1,901,561
Cabot Oil & Gas Corp.	Energy	04/22/20	435,194
Fang Holdings Ltd., Class A, ADR	Media & Entertainment	08/14/20	(1,452,945)
HD Supply Holdings, Inc.	Trading Companies & Distributors	11/30/20	1,225,219
Magnolia Oil & Gas Corp., Class A	Energy	05/14/20	(4,652,349)
Mohawk Industries, Inc.	Consumer Durables & Apparel	07/09/20	(261,942)
Otis Worldwide Corp.	Machinery	04/27/20	(144,156)
Seven Generations Energy Ltd., Class A	Energy	04/21/20	(5,997,567)
Sul America S.A.	Multi-line Insurance	03/06/20	7,929,408

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2020

Portfolio Composition		Fixed Income Portfolio Composition
(% of Fund’s 12/31/20 Net Assets)		(% of 12/31/20 Bond Holdings)

Fixed Income	76.98%	Collateralized Mortgage Obligations	54.51%
Short-Term Investments	23.05%	Fannie Mae Mortgage Pools	20.47%
Other Assets & Liabilities	(0.03)%	Ginnie Mae Mortgage Pools	10.96%
	100.00%	Freddie Mac Mortgage Pools	9.84%
		Other Agencies	4.22%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/20 Net Assets)

Fannie Mae, 3.57%, 11/01/25, Pool No. BL0533	Fannie Mae Mortgage Pools	5.43%
Ginnie Mae, 4.562%, 04/20/70, Pool No. BT6816	Ginnie Mae Mortgage Pools	3.77%
Fannie Mae, 0.958% (1 month LIBOR + 81), 12/25/39	Collateralized Mortgage Obligations	3.69%
Fannie Mae, 3.09%, 03/01/24, Pool No. AN5010	Fannie Mae Mortgage Pools	3.48%
Ginnie Mae, 3.50%, 03/16/47	Collateralized Mortgage Obligations	3.42%
Freddie Mac, 4.00%, 05/01/27, Pool No. G14593	Freddie Mac Mortgage Pools	3.39%
Federal Farm Credit Bank, 0.27%, 06/09/22	Other Agencies	3.25%
Freddie Mac, 2.50%, 09/01/31, Pool No. G18611	Freddie Mac Mortgage Pools	3.11%
Ginnie Mae, 4.70%, 01/20/63, Pool No. AC0934	Ginnie Mae Mortgage Pools	3.10%
Ginnie Mae, 2.40%, 10/16/50	Collateralized Mortgage Obligations	2.86%

DAVIS GOVERNMENT MONEY MARKET FUND

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/20 Net Assets)		(% of 12/31/20 Portfolio Holdings)

Repurchase Agreements	41.71%	0-30 Days	66.91%
Federal Home Loan Bank	29.57%	31-90 Days	33.09%
Federal Farm Credit Bank	21.84%	91-180 Days	–
Other Assets & Liabilities	6.88%	181-397 Days	–
	100.00%		100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2020

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/20 Net Assets)		(% of 12/31/20 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	82.91%	Banks	43.98%	3.87%
Common Stock (Foreign)	16.48%	Diversified Financials	35.16%	4.72%
Short-Term Investments	0.68%	Insurance	18.83%	1.85%
Other Assets & Liabilities	(0.07)%	Media & Entertainment	2.03%	9.08%
	100.00%	Information Technology	–	27.61%
		Health Care	–	13.46%
		Retailing	–	7.76%
		Capital Goods	–	5.71%
		Food, Beverage & Tobacco	–	3.26%
		Utilities	–	2.76%
		Other	–	19.92%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/20 Net Assets)

Capital One Financial Corp.	Consumer Finance	10.17%
JPMorgan Chase & Co.	Banks	7.46%
U.S. Bancorp	Banks	6.52%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.35%
American Express Co.	Consumer Finance	5.60%
Bank of New York Mellon Corp.	Capital Markets	5.56%
Bank of America Corp.	Banks	5.48%
Wells Fargo & Co.	Banks	5.41%
PNC Financial Services Group, Inc.	Banks	5.38%
Markel Corp.	Property & Casualty Insurance	5.23%

New Positions Added (01/01/20-12/31/20)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/20 Net Assets
Rocket Companies, Inc. Class A	Thrifts & Mortgage Finance	08/06/20	1.11%

Positions Closed (01/01/20-12/31/20)
(Gains and losses greater than $6,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Goldman Sachs Group, Inc.	Capital Markets	10/02/20	$6,810,280
State Street Corp.	Capital Markets	10/02/20	(1,171,262)
Swiss Re AG	Reinsurance	10/05/20	(2,390,376)

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2020

Asset Allocation		Equity Industry Weightings
(% of Fund’s 12/31/20 Net Assets)		(% of 12/31/20 Stock Holdings)

			Fund	S&P 500®
Equities	76.68%	Diversified Financials	23.04%	4.72%
Fixed Income	20.57%	Banks	22.29%	3.87%
Short-Term Investments	2.70%	Information Technology	21.21%	27.61%
Other Assets & Liabilities	0.05%	Media & Entertainment	8.90%	9.08%
	100.00%	Capital Goods	6.97%	5.71%
		Retailing	6.56%	7.76%
		Insurance	5.99%	1.85%
		Health Care	5.04%	13.46%
		Food, Beverage & Tobacco	–	3.26%
		Utilities	–	2.76%
		Materials	–	2.63%
		Real Estate	–	2.42%
		Other	–	14.87%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund’s 12/31/20 Stock Holdings)		(% of Fund’s 12/31/20 Net Assets)

Common Stock (U.S.)	88.34%	Capital One Financial Corp.		6.43%
Common Stock (Foreign)	11.66%	Applied Materials, Inc.		6.32%
	100.00%	Berkshire Hathaway Inc., Class B		6.21%
		Amazon.com, Inc.		5.04%
		Alphabet Inc., Class C		4.92%
		Texas Instruments Inc.		4.14%
		U.S. Bancorp		3.42%
		Wells Fargo & Co.		3.21%
		DNB ASA		3.18%
		Intel Corp.		3.07%

Fixed Income Portfolio Composition		Top 5 Fixed Income Holdings
(% of Fund’s 12/31/20 Bond Holdings)		(% of Fund’s 12/31/20 Net Assets)

Corporate Bonds	50.96%	Oracle Corp., Sr. Notes, 1.90%, 09/15/21		2.06%
Mortgages	41.05%	Verizon Communications Inc., Sr. Notes, 1.2193% (3 month LIBOR + 100), 03/16/22		1.85%
U.S. Government	7.99%
	100.00%	Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21		1.81%
		U.S. Treasury Note/Bond, 1.125%, 06/30/21		1.64%
		Ginnie Mae, Series 2017-H06, 2.2149% (12 month LIBOR + 22), 02/20/67		1.57%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2020

New Positions Added (Equities & Corporate Bonds only) (01/01/20-12/31/20)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/20 Net Assets
Viatris Inc.	Pharmaceuticals, Biotechnology
	& Life Sciences	12/03/20	1.03%

Positions Closed (Equities & Corporate Bonds only) (01/01/20-12/31/20)
(Gains and losses greater than $3,000,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Apache Corp.	Energy	05/21/20	$(4,668,097)
Farm Credit Bank of Texas, Series 1,
10.00%, Pfd.	Banks	08/19/20	(247,250)
Greenlight Capital Re, Ltd., Class A	Reinsurance	03/27/20	(3,133,280)
Ingredion Inc., Sr. Notes, 4.625%,
11/01/20	Food, Beverage & Tobacco	07/09/20	17,657
Otis Worldwide Corp.	Machinery	04/17/20	(633,123)
Ovintiv Inc.	Energy	03/11/20	(3,192,787)

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2020

Portfolio Composition		Sub-Industry Weightings
(% of Fund’s 12/31/20 Net Assets)		(% of 12/31/20 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock	99.45%	Specialized REITs	24.20%	24.22%
Short-Term Investments	0.27%	Residential REITs	17.34%	20.99%
Other Assets & Liabilities	0.28%	Industrial REITs	16.62%	15.31%
	100.00%	Office REITs	16.19%	12.16%
		Retail REITs	10.73%	8.76%
		Health Care REITs	9.34%	11.56%
		Hotel & Resort REITs	5.58%	3.87%
		Diversified REITs	–	2.56%
		Real Estate Operating Companies	–	0.30%
		Hotels, Resorts & Cruise Lines	–	0.27%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/20 Net Assets)

Prologis, Inc.	Industrial REITs	7.13%
Equinix, Inc.	Specialized REITs	5.10%
Public Storage	Specialized REITs	5.05%
Rexford Industrial Realty, Inc.	Industrial REITs	4.37%
Terreno Realty Corp.	Industrial REITs	4.22%
Welltower Inc.	Health Care REITs	4.20%
Essex Property Trust, Inc.	Residential REITs	3.76%
Brixmor Property Group, Inc.	Retail REITs	3.58%
Host Hotels & Resorts Inc.	Hotel & Resort REITs	3.39%
AvalonBay Communities, Inc.	Residential REITs	3.14%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2020

New Positions Added (01/01/20-12/31/20)
(Highlighted positions are those greater than 1.50% of the Fund’s 12/31/20 net assets)
Security	Sub-Industry	Date of 1st Purchase	% of Fund’s 12/31/20 Net Assets
EPR Properties, Series G, 5.75%,
Cum. Pfd.	Specialized REITs	03/13/20	–
Highwoods Properties, Inc.	Office REITs	05/29/20	1.58%

Positions Closed (01/01/20-12/31/20)
(Gains and losses greater than $645,000 are highlighted)
		Date of	Realized
Security	Sub-Industry	Final Sale	Gain (Loss)
Brandywine Realty Trust	Office REITs	03/27/20	$(508,427)
CubeSmart	Specialized REITs	03/24/20	(241,759)
EPR Properties, Series G, 5.75%,
Cum Pfd.	Specialized REITs	10/15/20	107,544
Equity LifeStyle Properties, Inc.	Residential REITs	03/20/20	648,698
Great Portland Estates PLC	Office REITs	05/26/20	(568,630)
Jernigan Capital, Inc.	Specialized REITs	08/12/20	(232,533)
Macerich Co.	Retail REITs	02/10/20	(679,099)
Regency Centers Corp.	Retail REITs	02/27/20	(89,196)
Ryman Hospitality Properties, Inc.	Hotel & Resort REITs	03/19/20	(290,792)
STORE Capital Corp.	Diversified REITs	04/06/20	(1,429,829)
Sun Communities, Inc.	Residential REITs	03/05/20	1,272,161

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended December 31, 2020.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20-12/31/20)
Davis Opportunity Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,243.03	$5.24
Hypothetical	$1,000.00	$1,020.46	$4.72
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,238.29	$9.85
Hypothetical	$1,000.00	$1,016.34	$8.87
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$1,244.69	$3.84
Hypothetical	$1,000.00	$1,021.72	$3.46
Davis Government Bond Fund
Class A (annualized expense ratio 1.03%**)
Actual	$1,000.00	$997.79	$5.17
Hypothetical	$1,000.00	$1,019.96	$5.23
Class C (annualized expense ratio 1.77%**)
Actual	$1,000.00	$994.63	$8.87
Hypothetical	$1,000.00	$1,016.24	$8.97
Class Y (annualized expense ratio 0.78%**)
Actual	$1,000.00	$999.09	$3.92
Hypothetical	$1,000.00	$1,021.22	$3.96
Davis Government Money Market Fund
Class A, C, and Y (annualized expense ratio 0.23%**)
Actual	$1,000.00	$1,000.00	$1.16
Hypothetical	$1,000.00	$1,023.98	$1.17
Davis Financial Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,302.51	$5.50
Hypothetical	$1,000.00	$1,020.36	$4.82
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,297.33	$10.05
Hypothetical	$1,000.00	$1,016.39	$8.82
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,304.13	$4.23
Hypothetical	$1,000.00	$1,021.47	$3.71
Davis Appreciation & Income Fund
Class A (annualized expense ratio 1.01%**)
Actual	$1,000.00	$1,193.87	$5.57
Hypothetical	$1,000.00	$1,020.06	$5.13
Class C (annualized expense ratio 1.78%**)
Actual	$1,000.00	$1,189.42	$9.80
Hypothetical	$1,000.00	$1,016.19	$9.02
Class Y (annualized expense ratio 0.68%**)
Actual	$1,000.00	$1,195.70	$3.75
Hypothetical	$1,000.00	$1,021.72	$3.46
Davis Real Estate Fund
Class A (annualized expense ratio 0.97%**)
Actual	$1,000.00	$1,127.02	$5.19
Hypothetical	$1,000.00	$1,020.26	$4.93
Class C (annualized expense ratio 1.78%**)
Actual	$1,000.00	$1,122.26	$9.50
Hypothetical	$1,000.00	$1,016.19	$9.02
Class Y (annualized expense ratio 0.76%**)
Actual	$1,000.00	$1,128.27	$4.07
Hypothetical	$1,000.00	$1,021.32	$3.86

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2020

	Shares/Units	Value (Note 1)
COMMON STOCK – (85.10%)
COMMUNICATION SERVICES – (6.43%)
Media & Entertainment – (6.43%)
Alphabet Inc., Class C *	10,750	$18,832,710
ASAC II L.P. *(a)(b)	116,129	118,858
Facebook, Inc., Class A *	10,683	2,918,168
IAC/InterActiveCorp *	55,900	10,584,665
	Total Communication Services	32,454,401
CONSUMER DISCRETIONARY – (4.95%)
Automobiles & Components – (1.82%)
Aptiv PLC	70,600	9,198,474
Retailing – (3.13%)
Amazon.com, Inc. *	2,928	9,536,291
Quotient Technology Inc. *	664,923	6,263,575
		15,799,866
	Total Consumer Discretionary	24,998,340
FINANCIALS – (14.92%)
Banks – (4.93%)
Wells Fargo & Co.	824,381	24,879,819
Diversified Financials – (6.60%)
Consumer Finance – (4.56%)
Capital One Financial Corp.	232,740	23,006,349
Diversified Financial Services – (2.04%)
Berkshire Hathaway Inc., Class B *	44,523	10,323,548
		33,329,897
Insurance – (3.39%)
Life & Health Insurance – (2.66%)
AIA Group Ltd. (Hong Kong)	1,095,000	13,418,338
Property & Casualty Insurance – (0.73%)
Markel Corp. *	3,576	3,695,081
		17,113,419
	Total Financials	75,323,135
HEALTH CARE – (21.18%)
Health Care Equipment & Services – (20.15%)
Cigna Corp.	122,662	25,535,775
CVS Health Corp.	81,829	5,588,920
Humana Inc.	23,355	9,581,856
Quest Diagnostics Inc.	293,623	34,991,053
UnitedHealth Group Inc.	74,225	26,029,223
		101,726,827
Pharmaceuticals, Biotechnology & Life Sciences – (1.03%)
Viatris Inc. *	277,670	5,203,536
	Total Health Care	106,930,363
INDUSTRIALS – (23.47%)
Capital Goods – (23.42%)
Aerospace & Defense – (3.74%)
Raytheon Technologies Corp.	263,964	18,876,066
Building Products – (12.42%)
Carrier Global Corp.	758,846	28,623,671

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2020

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
Building Products – (Continued)
Johnson Controls International plc	299,232	$13,941,219
Owens Corning	265,610	20,122,613
		62,687,503
Electrical Equipment – (5.63%)
Eaton Corp. PLC	101,837	12,234,697
Schneider Electric SE (France)	111,900	16,171,923
		28,406,620
Trading Companies & Distributors – (1.63%)
Ferguson PLC (United Kingdom)	67,939	8,253,826
		118,224,015
Commercial & Professional Services – (0.05%)
China Index Holdings Ltd., ADR (China)*	113,938	224,458
	Total Industrials	118,448,473
INFORMATION TECHNOLOGY – (14.15%)
Semiconductors & Semiconductor Equipment – (10.16%)
Applied Materials, Inc.	98,490	8,499,687
Intel Corp.	184,500	9,191,790
Qorvo Inc. *	149,800	24,907,246
Texas Instruments Inc.	52,892	8,681,164
		51,279,887
Software & Services – (3.99%)
DXC Technology Co.	47,950	1,234,712
Microsoft Corp.	18,279	4,065,615
Oracle Corp.	99,500	6,436,655
SAP SE, ADR (Germany)	39,545	5,156,273
VMware, Inc., Class A *	23,130	3,244,214
		20,137,469
	Total Information Technology	71,417,356
TOTAL COMMON STOCK – (Identified cost $255,238,073)		429,572,068
PREFERRED STOCK – (10.83%)
CONSUMER DISCRETIONARY – (2.60%)
Retailing – (2.60%)
Missfresh Ltd., Series E (China)*(a)(b)	2,487,069	13,115,061
	Total Consumer Discretionary	13,115,061
INDUSTRIALS – (8.23%)
Transportation – (8.23%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	416,153	15,676,483
Didi Chuxing Joint Co., Series B (China)*(a)(b)	52,649	1,983,288

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2020

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Transportation – (Continued)
	Grab Holdings Inc., Series F (Singapore)*(a)(b)	2,911,103	$16,098,400
	Grab Holdings Inc., Series G (Singapore)*(a)(b)	1,406,824	7,779,737
		Total Industrials	41,537,908
	TOTAL PREFERRED STOCK – (Identified cost $46,710,667)		54,652,969
SHORT-TERM INVESTMENTS – (4.20%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.09%, 01/04/21, dated 12/31/20, repurchase value of $16,034,160 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 01/07/21-02/01/57, total market value $16,354,680)	$16,034,000	16,034,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.08%, 01/04/21, dated 12/31/20, repurchase value of $5,169,046 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-3.50%, 12/01/40-12/01/50, total market value $5,272,380)	5,169,000	5,169,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $21,203,000)		21,203,000
	Total Investments – (100.13%) – (Identified cost $323,151,740)		505,428,037
	Liabilities Less Other Assets – (0.13%)		(661,370)
		Net Assets – (100.00%)	$504,766,667

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2020

	Principal	Value (Note 1)
MORTGAGES – (73.73%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (41.96%)
Fannie Mae, 0.498% (1 month LIBOR + 35), 07/25/37 (a)	$17,754	$17,699
Fannie Mae, 3.50%, 01/25/39	585,407	601,179
Fannie Mae, 3.00%, 04/25/39	89,509	89,493
Fannie Mae, 0.958% (1 month LIBOR + 81), 12/25/39 (a)	1,122,721	1,136,840
Fannie Mae, 0.548% (1 month LIBOR + 40), 09/25/40 (a)	517,372	513,326
Fannie Mae, 3.00%, 04/25/41	539,940	561,547
Fannie Mae, 2.00%, 12/25/42	368,414	381,182
Fannie Mae, 2.50%, 07/25/47	455,674	476,378
Freddie Mac, 4.00%, 06/15/26	339,096	352,175
Freddie Mac, 2.00%, 06/15/28	606,100	618,193
Freddie Mac, 2.50%, 01/15/29	286,752	296,989
Freddie Mac, 4.00%, 12/15/39	131,313	131,984
Freddie Mac, 2.00%, 11/15/40	266,338	268,140
Freddie Mac Multifamily Structured Pass-Through, 2.856%, 01/25/21	214,716	214,624
Freddie Mac Multifamily Structured Pass-Through, 0.6034% (1 month LIBOR + 45), 06/25/23 (a)	71,744	71,431
Freddie Mac Multifamily Structured Pass-Through, 3.527%, 10/25/23	365,000	394,328
Freddie Mac Multifamily Structured Pass-Through, 0.5834% (1 month LIBOR + 43), 01/25/24 (a)	640,219	636,999
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	645,266	671,102
Ginnie Mae, 6.4172%, 06/20/31	397,139	433,504
Ginnie Mae, 3.00%, 12/20/37	39,602	40,067
Ginnie Mae, 4.00%, 09/20/39	51,808	54,980
Ginnie Mae, 3.00%, 10/20/39	324,834	330,979
Ginnie Mae, 1.45%, 10/16/40	321,792	322,191
Ginnie Mae, 5.278%, 04/16/41	37,332	38,146
Ginnie Mae, 1.00%, 12/20/42	101,712	99,418
Ginnie Mae, 3.50%, 03/16/47	1,000,000	1,054,010
Ginnie Mae, 2.40%, 10/16/50	836,559	882,126
Ginnie Mae, 3.0741%, 12/16/50	58,619	59,288
Ginnie Mae, 0.4103% (1 month LIBOR + 27), 01/20/67 (a)	992	992
Ginnie Mae, 3.00%, 03/20/69	701,759	737,738
Ginnie Mae, 2.50%, 07/20/69	636,887	663,885
Ginnie Mae, 2.25%, 08/20/69	747,070	778,976
Total Collateralized Mortgage Obligations		12,929,909
FANNIE MAE POOLS – (15.76%)
2.887%, 04/01/23, Pool No. AL6578	146,300	151,356
3.60%, 09/01/23, Pool No. AM4265	322,143	345,365
3.09%, 03/01/24, Pool No. AN5010	1,000,000	1,071,436
3.57%, 11/01/25, Pool No. BL0533	1,500,000	1,674,539
4.00%, 05/01/29, Pool No. AL7358	665,430	707,250
2.00%, 08/01/30, Pool No. AX9709	339,925	356,136
3.50%, 03/01/32, Pool No. MA1010	475,423	509,320
6.50%, 07/01/32, Pool No. 635069	9,336	10,181

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2020

		Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
FANNIE MAE POOLS – (CONTINUED)
	6.00%, 09/01/37, Pool No. 888796	$25,847	$29,669
		Total Fannie Mae Pools	4,855,252
FREDDIE MAC POOLS – (7.57%)
	4.00%, 05/01/27, Pool No. G14593	982,633	1,044,908
	3.00%, 09/01/27, Pool No. U70063	314,556	331,388
	2.50%, 09/01/31, Pool No. G18611	911,980	957,892
		Total Freddie Mac Pools	2,334,188
GINNIE MAE POOLS – (8.44%)
	4.828%, 12/20/61, Pool No. 756740	4,102	4,460
	4.639%, 01/20/63, Pool No. AC0942	456,412	479,105
	4.70%, 01/20/63, Pool No. AC0934	884,737	954,671
	4.562%, 04/20/70, Pool No. BT6816	1,060,638	1,161,431
		Total Ginnie Mae Pools	2,599,667
	TOTAL MORTGAGES – (Identified cost $22,214,720)		22,719,016
OTHER AGENCIES – (3.25%)
	Federal Farm Credit Bank, 0.27%, 06/09/22	1,000,000	1,000,015
	TOTAL OTHER AGENCIES – (Identified cost $998,741)		1,000,015
SHORT-TERM INVESTMENTS – (23.05%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.09%, 01/04/21, dated 12/31/20, repurchase value of $5,372,054 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 01/07/21-02/01/57, total market value $5,479,440)	5,372,000	5,372,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.08%, 01/04/21, dated 12/31/20, repurchase value of $1,732,015 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-3.00%, 12/01/40-12/01/50, total market value $1,766,640)	1,732,000	1,732,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,104,000)		7,104,000
	Total Investments – (100.03%) – (Identified cost $30,317,461)		30,823,031
	Liabilities Less Other Assets – (0.03%)		(9,115)
		Net Assets – (100.00%)	$30,813,916

LIBOR: London Inter-Bank Offered Rate

(a)	The interest rates on floating rate securities, shown as of December 31, 2020, may change daily or less frequently and are based on a published reference rate and basis point spread.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2020

	Principal	Value (Note 1)
FEDERAL FARM CREDIT BANK – (21.84%)
0.4838% (1 month LIBOR + 34), 01/22/21 (a)	$575,000	$575,147
0.2288% (1 month LIBOR + 8), 02/10/21 (a)	2,869,000	2,869,315
0.1998% (1 month LIBOR + 4.5), 03/01/21 (a)	900,000	900,099
0.1434% (1 month LIBOR – 1), 06/02/21 (a)	5,000,000	5,000,000
0.1531% (1 month LIBOR + 0), 07/16/21 (a)	969,000	969,008
0.228% (1 month LIBOR + 8), 07/26/21 (a)	650,000	650,304
0.1244% (3 month LIBOR – 9), 11/02/21 (a)	5,000,000	4,999,936
0.2828% (1 month LIBOR + 13), 11/05/21 (a)	2,237,000	2,240,074
0.1331% (1 month LIBOR – 2), 11/16/21 (a)	5,000,000	4,999,769
0.221% (3 month LIBOR + 0), 11/16/21 (a)	660,000	660,622
0.1344% (3 month LIBOR – 9), 11/30/21 (a)	5,000,000	5,000,000
0.2439% (1 month LIBOR + 9), 12/13/21 (a)	2,995,000	2,998,465
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $31,862,739)		31,862,739
FEDERAL HOME LOAN BANK – (29.57%)
Discount Note, 0.0832%, 02/11/21 (b)	2,500,000	2,499,772
Discount Note, 0.0772%, 02/23/21 (b)	5,000,000	4,999,448
Discount Note, 0.08%, 03/03/21 (b)	2,000,000	1,999,729
0.099% (3 month LIBOR – 13.5), 01/04/21 (a)	3,855,000	3,855,006
1.50%, 02/03/21	4,000,000	3,999,807
0.32% (SOFR + 23), 04/13/21 (a)	5,000,000	5,000,000
0.088% (3 month LIBOR – 14), 06/02/21 (a)	6,200,000	6,199,678
0.115% (3 month LIBOR – 10.5), 08/04/21 (a)	10,520,000	10,521,544
0.125% (3 month LIBOR – 8), 08/24/21 (a)	4,075,000	4,076,100
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $43,151,084)		43,151,084
REPURCHASE AGREEMENTS – (41.71%)
StoneX Financial Inc. Joint Repurchase Agreement, 0.09%, 01/04/21, dated 12/31/20, repurchase value of $46,021,460 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 01/07/21-02/01/57, total market value $46,941,420)	46,021,000	46,021,000
Truist Securities, Inc. Joint Repurchase Agreement, 0.08%, 01/04/21, dated 12/31/20, repurchase value of $14,834,132 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-3.50%, 12/01/40-12/01/50, total market value $15,130,680)	14,834,000	14,834,000
TOTAL REPURCHASE AGREEMENTS – (Identified cost $60,855,000)		60,855,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2020

	Total Investments – (93.12%) – (Identified cost $135,868,823)	$135,868,823
	Other Assets Less Liabilities – (6.88%)	10,033,767
	Net Assets – (100.00%)	$145,902,590

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

(a)
The interest rates on floating rate securities, shown as of December 31, 2020, may change daily or less frequently and are based on a published reference rate and basis point spread. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2020

	Shares	Value (Note 1)
COMMON STOCK – (99.39%)
COMMUNICATION SERVICES – (2.02%)
Media & Entertainment – (2.02%)
Alphabet Inc., Class A *	8,181	$14,338,348
Alphabet Inc., Class C *	644	1,128,211
	Total Communication Services	15,466,559
FINANCIALS – (97.37%)
Banks – (43.71%)
Banks – (42.60%)
Bank of America Corp.	1,384,520	41,964,801
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	744,172	23,188,399
Danske Bank A/S (Denmark)*	749,050	12,374,743
DBS Group Holdings Ltd. (Singapore)	1,336,430	25,320,980
DNB ASA (Norway)*	1,555,310	30,474,045
JPMorgan Chase & Co.	449,754	57,150,241
Metro Bank PLC (United Kingdom)*	1,715,870	3,285,035
PNC Financial Services Group, Inc.	276,826	41,247,074
U.S. Bancorp	1,072,888	49,985,852
Wells Fargo & Co.	1,373,669	41,457,330
		326,448,500
Thrifts & Mortgage Finance – (1.11%)
Rocket Companies, Inc., Class A *	421,280	8,518,282
		334,966,782
Diversified Financials – (34.95%)
Capital Markets – (12.83%)
Bank of New York Mellon Corp.	1,004,651	42,637,389
Charles Schwab Corp.	452,058	23,977,156
Julius Baer Group Ltd. (Switzerland)	549,754	31,670,003
		98,284,548
Consumer Finance – (15.77%)
American Express Co.	355,042	42,928,128
Capital One Financial Corp.	788,041	77,897,853
		120,825,981
Diversified Financial Services – (6.35%)
Berkshire Hathaway Inc., Class A *	140	48,694,100
		267,804,629
Insurance – (18.71%)
Property & Casualty Insurance – (14.08%)
Chubb Ltd.	258,368	39,768,003
Loews Corp.	622,996	28,047,280
Markel Corp. *	38,811	40,103,406
		107,918,689
Reinsurance – (4.63%)
Alleghany Corp.	37,940	22,903,999
Everest Re Group, Ltd.	33,261	7,786,067

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2020

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
	Reinsurance – (Continued)
	Greenlight Capital Re, Ltd., Class A *	656,200	$4,796,822
			35,486,888
			143,405,577
		Total Financials	746,176,988
	TOTAL COMMON STOCK – (Identified cost $526,712,089)		761,643,547
SHORT-TERM INVESTMENTS – (0.68%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.09%, 01/04/21, dated 12/31/20, repurchase value of $3,932,039 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 01/07/21-02/01/57, total market value $4,010,640)	$3,932,000	3,932,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.08%, 01/04/21, dated 12/31/20, repurchase value of $1,268,011 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-2.00%, 12/01/35-09/01/50, total market value $1,293,360)	1,268,000	1,268,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,200,000)		5,200,000
	Total Investments – (100.07%) – (Identified cost $531,912,089)		766,843,547
	Liabilities Less Other Assets – (0.07%)		(498,647)
	Net Assets – (100.00%)		$766,344,900

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2020

	Shares	Value (Note 1)
COMMON STOCK – (76.68%)
COMMUNICATION SERVICES – (6.82%)
Media & Entertainment – (6.82%)
Alphabet Inc., Class C *	5,136	$8,997,656
Facebook, Inc., Class A *	12,722	3,475,141
	Total Communication Services	12,472,797
CONSUMER DISCRETIONARY – (5.04%)
Retailing – (5.04%)
Amazon.com, Inc. *	2,826	9,204,084
	Total Consumer Discretionary	9,204,084
FINANCIALS – (39.35%)
Banks – (17.09%)
Bank of America Corp.	101,200	3,067,372
Danske Bank A/S (Denmark)*	127,180	2,101,088
DBS Group Holdings Ltd. (Singapore)	206,377	3,910,170
DNB ASA (Norway)*	296,530	5,810,075
JPMorgan Chase & Co.	33,233	4,222,917
U.S. Bancorp	134,405	6,261,929
Wells Fargo & Co.	194,548	5,871,459
		31,245,010
Diversified Financials – (17.67%)
Capital Markets – (2.75%)
Bank of New York Mellon Corp.	118,600	5,033,384
Consumer Finance – (8.71%)
American Express Co.	34,405	4,159,909
Capital One Financial Corp.	119,011	11,764,237
		15,924,146
Diversified Financial Services – (6.21%)
Berkshire Hathaway Inc., Class B *	48,926	11,344,471
		32,302,001
Insurance – (4.59%)
Life & Health Insurance – (2.47%)
AIA Group Ltd. (Hong Kong)	368,960	4,521,306
Property & Casualty Insurance – (2.12%)
Chubb Ltd.	25,165	3,873,397
		8,394,703
	Total Financials	71,941,714
HEALTH CARE – (3.86%)
Health Care Equipment & Services – (2.83%)
Quest Diagnostics Inc.	43,500	5,183,895
Pharmaceuticals, Biotechnology & Life Sciences – (1.03%)
Viatris Inc. *	100,100	1,875,874
	Total Health Care	7,059,769
INDUSTRIALS – (5.34%)
Capital Goods – (5.34%)
Carrier Global Corp.	65,529	2,471,754
Johnson Controls International plc	56,077	2,612,627
Raytheon Technologies Corp.	65,529	4,685,979
	Total Industrials	9,770,360

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2020

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (16.27%)
Semiconductors & Semiconductor Equipment – (13.53%)
Applied Materials, Inc.	134,008	$11,564,890
Intel Corp.	112,540	5,606,743
Texas Instruments Inc.	46,083	7,563,603
		24,735,236
Software & Services – (2.74%)
Microsoft Corp.	22,511	5,006,897
	Total Information Technology	29,742,133
TOTAL COMMON STOCK – (Identified cost $110,012,244)		140,190,857
CORPORATE BONDS – (10.48%)
COMMUNICATION SERVICES – (2.40%)
Telecommunication Services – (2.40%)
AT&T Inc., Sr. Notes, 1.1869% (3 month LIBOR + 95), 07/15/21 (a)	$1,000,000	1,004,556
Verizon Communications Inc., Sr. Notes, 1.2193% (3 month LIBOR + 100), 03/16/22 (a)	3,350,000	3,386,942
	Total Communication Services	4,391,498
FINANCIALS – (3.08%)
Diversified Financials – (3.08%)
Consumer Finance – (1.54%)
Capital One N.A., Sr. Notes, 1.3644% (3 month LIBOR + 115), 01/30/23 (a)	2,800,000	2,819,929
Mortgage Real Estate Investment Trusts (REITs) – (1.54%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (b)	10,210,000	2,807,750
	Total Financials	5,627,679
HEALTH CARE – (1.70%)
Health Care Equipment & Services – (1.70%)
CVS Health Corp., Sr. Notes, 5.00%, 12/01/24	2,000,000	2,299,216
CVS Health Corp., Sr. Notes, 3.875%, 07/20/25	725,000	821,563
	Total Health Care	3,120,779
INDUSTRIALS – (1.24%)
Capital Goods – (1.19%)
General Electric Co., Sr. Notes, 1.2369% (3 month LIBOR + 100), 04/15/23 (a)	2,165,000	2,175,118
Transportation – (0.05%)
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust, 4.575%, 01/15/21	91,081	91,246
	Total Industrials	2,266,364
INFORMATION TECHNOLOGY – (2.06%)
Software & Services – (2.06%)
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	3,725,000	3,762,972
	Total Information Technology	3,762,972
TOTAL CORPORATE BONDS – (Identified cost $23,660,445)		19,169,292
MORTGAGES – (8.45%)
Fannie Mae, 4.00%, 03/25/30	2,729,120	2,763,207
Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	1,477,124	1,656,971
Freddie Mac, 2.00%, 10/25/40	962,796	984,265
Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	1,494,426	1,739,959

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2020

		Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
	Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21	$3,298,518	$3,316,561
	Ginnie Mae, Series 2009-31, 4.50%, 06/20/38	14,347	14,336
	Ginnie Mae, Series 2017-H06, 2.2149% (12 month LIBOR + 22), 02/20/67 (a)	2,858,076	2,874,226
	Ginnie Mae, Series 2020-H16, 1.4016% (1 month LIBOR + 125), 09/20/70 (a)	1,999,409	2,093,801
	TOTAL MORTGAGES – (Identified cost $15,166,880)		15,443,326
U.S. GOVERNMENT – (1.64%)
	U.S. Treasury Note/Bond, 1.125%, 06/30/21	2,990,000	3,005,417
	TOTAL U.S. GOVERNMENT – (Identified cost $2,991,783)		3,005,417
SHORT-TERM INVESTMENTS – (2.70%)
	StoneX Financial Inc. Joint Repurchase Agreement, 0.09%, 01/04/21, dated 12/31/20, repurchase value of $3,728,037 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 01/07/21-02/01/57, total market value $3,802,560)	3,728,000	3,728,000
	Truist Securities, Inc. Joint Repurchase Agreement, 0.08%, 01/04/21, dated 12/31/20, repurchase value of $1,202,011 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.50%-3.00%, 12/01/35-12/01/50, total market value $1,226,040)	1,202,000	1,202,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,930,000)		4,930,000
	Total Investments – (99.95%) – (Identified cost $156,761,352)		182,738,892
	Other Assets Less Liabilities – (0.05%)		100,343
		Net Assets – (100.00%)	$182,839,235

LIBOR: London Inter-Bank Offered Rate

*	Non-income producing security.

(a)	The interest rates on floating rate securities, shown as of December 31, 2020, may change daily or less frequently and are based on a published reference rate and basis point spread.

(b)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2020

	Shares	Value (Note 1)
COMMON STOCK – (99.45%)
REAL ESTATE – (99.45%)
Equity Real Estate Investment Trusts (REITs) – (99.45%)
Health Care REITs – (9.29%)
Healthpeak Properties, Inc.	169,100	$5,111,893
Ventas, Inc.	94,300	4,624,472
Welltower Inc.	124,160	8,023,219
		17,759,584
Hotel & Resort REITs – (5.55%)
Host Hotels & Resorts Inc.	442,531	6,474,228
Sunstone Hotel Investors, Inc.	365,470	4,140,775
		10,615,003
Industrial REITs – (16.53%)
EastGroup Properties, Inc.	11,336	1,565,048
Prologis, Inc.	136,740	13,627,509
Rexford Industrial Realty, Inc.	170,058	8,351,548
Terreno Realty Corp.	138,049	8,077,247
		31,621,352
Office REITs – (16.10%)
Alexandria Real Estate Equities, Inc.	29,573	5,270,500
Boston Properties, Inc.	52,096	4,924,635
Cousins Properties, Inc.	145,919	4,888,287
Douglas Emmett, Inc.	128,390	3,746,420
Highwoods Properties, Inc.	76,040	3,013,465
Hudson Pacific Properties, Inc.	229,270	5,507,065
SL Green Realty Corp.	28,780	1,714,712
Vornado Realty Trust	46,437	1,733,958
		30,799,042
Residential REITs – (17.24%)
American Campus Communities, Inc.	121,781	5,208,573
American Homes 4 Rent, Class A	113,270	3,398,100
AvalonBay Communities, Inc.	37,408	6,001,366
Camden Property Trust	59,895	5,984,709
Equity Residential	87,605	5,193,224
Essex Property Trust, Inc.	30,274	7,187,653
		32,973,625
Retail REITs – (10.67%)
Acadia Realty Trust	186,951	2,652,835
Brixmor Property Group, Inc.	414,080	6,853,024
Federal Realty Investment Trust	41,149	3,502,603
Retail Opportunity Investments Corp.	191,814	2,568,389
Simon Property Group, Inc.	56,696	4,835,035
		20,411,886
Specialized REITs – (24.07%)
CoreSite Realty Corp.	28,500	3,570,480
Crown Castle International Corp.	33,335	5,306,599
CyrusOne Inc.	66,050	4,831,557
Digital Realty Trust, Inc.	33,755	4,709,160
Equinix, Inc.	13,670	9,762,841

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2020

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
Equity Real Estate Investment Trusts (REITs) – (Continued)
Specialized REITs – (Continued)
Extra Space Storage Inc.	37,587	$4,354,830
Life Storage, Inc.	32,080	3,830,031
Public Storage	41,831	9,660,033
		46,025,531
	Total Real Estate	190,206,023
TOTAL COMMON STOCK – (Identified cost $164,008,863)		190,206,023
SHORT-TERM INVESTMENTS – (0.27%)
StoneX Financial Inc. Joint Repurchase Agreement, 0.09%, 01/04/21, dated 12/31/20, repurchase value of $386,004 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 01/07/21-02/01/57, total market value $393,720)	$386,000	386,000
Truist Securities, Inc. Joint Repurchase Agreement, 0.08%, 01/04/21, dated 12/31/20, repurchase value of $125,001 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-3.00%, 12/01/40-12/01/50, total market value $127,500)	125,000	125,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $511,000)		511,000
Total Investments – (99.72%) – (Identified cost $164,519,863)		190,717,023
Other Assets Less Liabilities – (0.28%)		528,443
	Net Assets – (100.00%)	$191,245,466

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2020

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments):
Unaffiliated investments	$484,225,037	$23,719,031	$75,013,823	$761,643,547	$177,808,892	$190,206,023
Repurchase agreements	21,203,000	7,104,000	60,855,000	5,200,000	4,930,000	511,000
Cash	495	375	174	344	570	271
Receivables:
Capital stock sold	279,233	4,017	10,203,721	808,350	25,677	96,322
Dividends and interest	209,054	53,278	36,485	1,651,163	214,536	806,624
Investment securities sold	4,404	–	–	–	80,686	–
Prepaid expenses	16,608	1,338	5,004	26,578	6,258	7,640
Due from Adviser	–	10,225	47,578	–	1,180	1,230
Total assets	505,937,831	30,892,264	146,161,785	769,329,982	183,067,799	191,629,110
LIABILITIES:
Payables:
Capital stock redeemed	714,254	30,741	158,478	2,284,997	52,759	189,869
Distributions payable	–	2,117	–	–	–	–
Investment securities purchased	13,267	–	–	–	5,660	–
Accrued audit fees	10,083	5,840	5,643	6,399	9,480	10,110
Accrued custodian fees	20,500	5,170	16,800	32,500	9,250	9,100
Accrued distribution and service plan fees	101,360	8,833	–	159,442	33,579	35,702
Accrued investment advisory fees	239,774	8,142	45,024	364,619	85,369	92,047
Accrued transfer agent fees	59,347	8,806	23,845	116,835	20,874	35,247
Other accrued expenses	12,579	8,699	9,405	20,290	11,593	11,569
Total liabilities	1,171,164	78,348	259,195	2,985,082	228,564	383,644
NET ASSETS	$504,766,667	$30,813,916	$145,902,590	$766,344,900	$182,839,235	$191,245,466
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$136,090	$56,975	$1,459,026	$175,472	$41,181	$48,510
Additional paid-in capital	316,158,979	34,944,224	144,411,341	520,724,204	166,828,633	176,710,033
Distributable earnings (losses)	188,471,598	(4,187,283)	32,223	245,445,224	15,969,421	14,486,923
Net Assets	$504,766,667	$30,813,916	$145,902,590	$766,344,900	$182,839,235	$191,245,466

*Including:
Cost of unaffiliated investments	$301,948,740	$23,213,461	$75,013,823	$526,712,089	$151,831,352	$164,008,863
Cost of repurchase agreements	21,203,000	7,104,000	60,855,000	5,200,000	4,930,000	511,000

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2020

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$288,207,621	$27,045,131		$136,554,759	$352,566,671	$105,201,094	$118,502,151
Shares outstanding	7,858,918	5,002,458		136,554,759	8,026,153	2,373,734	3,020,875
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$36.67	$5.41		$1.00	$43.93	$44.32	$39.23
Maximum offering price per share (100/95.25 of net asset value)†	$38.50	$5.68	$	NA	$46.12	$46.53	$41.19
CLASS C SHARES:
Net assets	$18,861,240	$1,803,651		$2,071,648	$66,094,827	$4,620,250	$3,577,787
Shares outstanding	672,178	334,528		2,071,648	1,882,211	103,944	91,200
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$28.06	$5.39		$1.00	$35.12	$44.45	$39.23
CLASS Y SHARES:
Net assets	$197,697,806	$1,965,134		$7,276,183	$347,683,402	$73,017,891	$69,165,528
Shares outstanding	5,077,865	360,543		7,276,183	7,638,869	1,640,445	1,738,916
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$38.93	$5.45		$1.00	$45.52	$44.51	$39.78

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2020

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$5,452,349	$–	$–	$17,621,796	$2,295,781	$4,686,701
Interest	98,467	519,986	801,620	11,870	824,417	24,856
Total income	5,550,816	519,986	801,620	17,633,666	3,120,198	4,711,557
Expenses:
Investment advisory fees (Note 3)	2,587,766	91,174	416,144	4,171,292	934,714	1,122,772
Custodian fees	77,862	19,578	66,485	149,347	35,715	39,978
Transfer agent fees:
Class A	258,381	55,890	130,915	395,055	124,336	162,726
Class C	27,229	6,645	2,197	92,767	11,635	10,834
Class Y	125,525	5,310	5,454	397,396	19,853	105,001
Audit fees	24,640	17,920	23,520	33,600	24,640	32,480
Legal fees	10,818	723	3,161	17,407	3,903	4,700
Accounting fees (Note 3)	21,998	2,000	5,502	39,004	7,496	9,502
Reports to shareholders	31,046	4,296	5,619	70,901	10,792	17,448
Directors’ fees and expenses	68,802	7,661	21,960	106,633	26,695	31,577
Registration and filing fees	62,407	49,469	55,375	68,546	47,842	51,273
Miscellaneous	36,680	17,902	14,622	54,280	24,104	24,545
Distribution and service plan fees (Note 3):
Class A	591,573	55,653	–	736,234	235,433	231,471
Class C	202,893	12,001	–	740,522	55,128	46,438
Total expenses	4,127,620	346,222	750,954	7,072,984	1,562,286	1,890,745
Reimbursement/waiver of expenses by Adviser (Note 3):
Class A	–	(18,390)	(254,249)	–	–	–
Class C	–	(5,630)	(4,266)	–	(4,090)	(4,375)
Class Y	–	(3,340)	(10,592)	–	–	–
Net expenses	4,127,620	318,862	481,847	7,072,984	1,558,196	1,886,370
Net investment income	1,423,196	201,124	319,773	10,560,682	1,562,002	2,825,187
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	30,527,055	–	–	38,421,130	(8,787,352)	(14,382,334)
Foreign currency transactions	(93,648)	–	–	(14,089)	4,338	1,289
Net realized gain (loss)	30,433,407	–	–	38,407,041	(8,783,014)	(14,381,045)
Net increase (decrease) in unrealized appreciation	28,851,884	239,887	–	(156,092,580)	13,402,792	(14,559,541)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	59,285,291	239,887	–	(117,685,539)	4,619,778	(28,940,586)
Net increase (decrease) in net assets resulting from operations	$60,708,487	$441,011	$319,773	$(107,124,857)	$6,181,780	$(26,115,399)
*Net of foreign taxes withheld of	$73,699	$–	$–	$204,589	$–	$–

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2020

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$1,423,196	$201,124	$319,773	$10,560,682	$1,562,002	$2,825,187
Net realized gain (loss) from investments and foreign currency transactions	30,433,407	–	–	38,407,041	(8,783,014)	(14,381,045)
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	28,851,884	239,887	–	(156,092,580)	13,402,792	(14,559,541)
Net increase (decrease) in net assets resulting from operations	60,708,487	441,011	319,773	(107,124,857)	6,181,780	(26,115,399)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,181,766)	(247,680)	(303,007)	(19,055,050)	(859,630)	(2,200,348)
Class C	(603,307)	(2,112)	(5,106)	(3,877,730)	(5,874)	(41,320)
Class Y	(5,707,317)	(24,896)	(11,660)	(19,135,185)	(780,369)	(1,470,388)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(44,325,327)	2,680,800	(5,105,711)	(50,585,207)	(14,093,155)	(22,659,809)
Class C	(8,270,250)	991,915	(159,285)	(29,567,679)	(3,498,085)	(2,027,450)
Class Y	(10,897,748)	(226,769)	2,362,587	(80,596,340)	(1,835,095)	(22,179,931)
Total increase (decrease) in net assets	(17,277,228)	3,612,269	(2,902,409)	(309,942,048)	(14,890,428)	(76,694,645)
NET ASSETS:
Beginning of year	522,043,895	27,201,647	148,804,999	1,076,286,948	197,729,663	267,940,111
End of year	$504,766,667	$30,813,916	$145,902,590	$766,344,900	$182,839,235	$191,245,466

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2019

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$2,231,024	$467,830	$2,557,937	$15,015,990	$2,815,245	$4,780,206
Net realized gain (loss) from investments and foreign currency transactions	(9,745,851)	39,395	–	79,383,501	(577,310)	2,357,427
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	126,613,464	446,742	–	156,640,165	32,951,811	44,522,940
Net increase in net assets resulting from operations	119,098,637	953,967	2,557,937	251,039,656	35,189,746	51,660,573
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,602,131)	(440,990)	(2,374,095)	(34,831,005)	(2,389,176)	(4,363,796)
Class C	(1,593,755)	(10,880)	(43,064)	(9,421,517)	(112,331)	(128,913)
Class Y	(9,197,136)	(40,987)	(140,778)	(36,799,460)	(1,665,578)	(2,999,021)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(32,610,357)	(1,493,929)	(30,381,947)	(72,185,816)	(10,326,210)	5,144,241
Class C	(11,863,157)	(1,232,085)	(1,440,719)	(25,273,039)	(4,460,596)	(1,243,036)
Class Y	(48,230,751)	163,893	(3,061,642)	(77,942,209)	1,005,911	25,965,420
Total increase (decrease) in net assets	1,350	(2,101,011)	(34,884,308)	(5,413,390)	17,241,766	74,035,468
NET ASSETS:
Beginning of year	522,042,545	29,302,658	183,689,307	1,081,700,338	180,487,897	193,904,643
End of year	$522,043,895	$27,201,647	$148,804,999	$1,076,286,948	$197,729,663	$267,940,111

See Notes to Financial Statements

DAVIS SERIES, INC.	Statement of Cash Flows
For the year ended December 31, 2020

Davis Opportunity Fund

CASH FLOW FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$60,708,487
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Purchase of investment securities	(73,927,418)
Proceeds from sales of investment securities	153,657,918
Short-term investment securities, net	(3,388,000)
Net realized gain on investment transactions	(30,527,055)
Net increase in unrealized appreciation on investment transactions	(28,851,884)
Change in assets:
Dividends and interest	22,649
Investment securities sold	(4,404)
Increase in other assets	(965)
Change in liabilities:
Investment securities purchased	13,267
Decrease in other liabilities	(52,365)
Net cash from operating activities	77,650,230
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from shares sold	86,928,310
Payments on shares redeemed	(163,811,608)
Cash dividends and distributions paid	(767,011)
Net cash from financing activities	(77,650,309)
Net decrease in cash	(79)
Cash, beginning balance	574
Cash, ending balance	$495
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions	$13,725,379

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund are diversified under the 1940 Act. Davis Financial Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities (“junk bonds”). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2020, the value of defaulted securities amounted to $2,807,750 (cost: $7,650,174) or 1.54% of the Fund’s net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class C shares automatically convert to Class A shares after 10 years. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2020 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$32,335,543	$–	$–	$15,466,559	$12,472,797	$–
Consumer Discretionary	24,998,340	–	–	–	9,204,084	–
Financials	75,323,135	–	–	746,176,988	71,941,714	–
Health Care	106,930,363	–	–	–	7,059,769	–
Industrials	118,448,473	–	–	–	9,770,360	–
Information Technology	71,417,356	–	–	–	29,742,133	–
Real Estate	–	–	–	–	–	190,206,023
Total Level 1	429,453,210	–	–	761,643,547	140,190,857	190,206,023
Level 2 – Other Significant
Observable Inputs:
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	1,000,015	–	–	–	–
Short-term	–	–	75,013,823	–	3,005,417	–
Corporate Bonds	–	–	–	–	19,169,292	–
Mortgages	–	22,719,016	–	–	15,443,326	–
Short-Term Investments	21,203,000	7,104,000	60,855,000	5,200,000	4,930,000	511,000
Total Level 2	21,203,000	30,823,031	135,868,823	5,200,000	42,548,035	511,000
Level 3 – Significant Unobservable
Inputs:
Common Stock:
Communication Services	118,858	–	–	–	–	–
Preferred Stock:
Consumer Discretionary	13,115,061	–	–	–	–	–
Industrials	41,537,908	–	–	–	–	–
Total Level 3	54,771,827	–	–	–	–	–
Total Investments	$505,428,037	$30,823,031	$135,868,823	$766,843,547	$182,738,892	$190,717,023

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2020. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2020 for Davis Opportunity Fund was $(3,918,711). There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance January 1, 2020	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance December 31, 2020
Davis Opportunity Fund
Investments in Securities:
Common Stock	$121,099	$–	$(2,241)	$–	$–	$118,858
Preferred Stock	58,569,439	–	(3,916,470)	–	–	54,652,969
Total Level 3	$58,690,538	$–	$(3,918,711)	$–	$–	$54,771,827

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount or	Impact to Valuation from
	December 31, 2020	Technique	Input(s)	Range	an Increase in Input
Davis Opportunity Fund
Investments in Securities:
Common Stock	$118,858	Discounted Cash Flow	Annualized Yield	1.237%	Decrease

Preferred Stock	17,659,771	Market Approach	Volume-Weighted Transaction Price	$37.00-$42.00	Increase

Preferred Stock	23,878,137	Market Approach	Volume-Weighted Transaction Price	$4.93-$6.26	Increase

Preferred Stock	13,115,061	Market Approach	Transaction Price	$5.2733	Increase
Total Level 3	$54,771,827

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2020, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2017.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2020, the Funds had available for federal income tax purposes unused capital loss carryforwards with no expiration as follows:

	Capital Loss Carryforwards
			Davis
	Davis	Davis	Appreciation	Davis
	Opportunity	Government	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund
Character
Short-term	$–	$2,745,502	$1,114,888	$(2,317,533)
Long-term	–	1,946,333	8,576,067	(9,755,437)
Total	$–	$4,691,835	$9,690,955	$(12,072,970)

Utilized in 2020	$11,590,125	$–	$–	$–

At December 31, 2020, the unrealized appreciation (depreciation) and aggregate cost of investments for federal income tax purposes were as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Unrealized appreciation	$188,901,645	$526,309	$–	$253,861,925	$35,826,938	$37,224,504
Unrealized depreciation	(7,799,127)	(20,739)	–	(19,977,863)	(10,110,612)	(13,427,009)
Net unrealized appreciation	$181,102,518	$505,570	$–	$233,884,062	$25,716,326	$23,797,495

Aggregate cost	$324,325,519	$30,317,461	$135,868,823	$532,959,485	$157,022,566	$166,919,528

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors’ deferred compensation, net operating losses, passive foreign investment company shares, partnership income, and equalization. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

The Funds’ net assets have not been affected by these reclassifications. During the year ended December 31, 2020, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund
Additional paid-in capital	$1,084,380	$9,262,633	$(8,268)
Distributable earnings (losses)	(1,084,380)	(9,262,633)	8,268

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Davis Opportunity Fund
2020	$2,499,055	$11,993,335	$14,492,390
2019	6,897,250	19,495,772	26,393,022
Davis Government Bond Fund
2020	274,688	–	274,688
2019	492,857	–	492,857
Davis Government Money Market Fund
2020	319,773	–	319,773
2019	2,557,937	–	2,557,937
Davis Financial Fund
2020	10,006,919	32,061,046	42,067,965
2019	13,995,410	67,056,572	81,051,982
Davis Appreciation & Income Fund
2020	1,645,873	–	1,645,873
2019	3,765,847	401,238	4,167,085
Davis Real Estate Fund
2020	3,712,056	–	3,712,056
2019	5,040,471	2,451,259	7,491,730

As of December 31, 2020, the components of distributable earnings (losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed ordinary income	$1,262,182	$5,214	$44,565	$2,205,193	$–	$2,810,506
Accumulated net realized losses from investments	–	(4,691,835)	–	–	(9,690,955)	(12,072,970)
Undistributed long-term capital gain	6,212,033	–	–	9,412,557	–	–
Net unrealized appreciation on investments and foreign currency transactions	181,102,514	505,570	–	233,983,265	25,717,907	23,797,747
Other temporary differences	(105,131)	(6,232)	(12,342)	(155,791)	(57,531)	(48,360)
Total	$188,471,598	$(4,187,283)	$32,223	$245,445,224	$15,969,421	$14,486,923

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2020 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$73,927,418	$11,345,841	$69,194,730	$9,110,737	$36,186,811
Proceeds from sales	153,657,918	142	256,653,233	22,279,339	71,044,335

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2020, related shareholders with greater than 20% of outstanding shares were as follows:

Davis Government	Davis Appreciation
Money Market Fund	& Income Fund
25%	28%

Investment activities of these shareholders could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund and Davis Government Money Market Fund is 0.30% of the average net assets for each Fund.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2020
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$45,600	$7,567	$15,622	$105,214	$18,742	$35,891
Accounting fees paid to Adviser	21,998	2,000	5,502	39,004	7,496	9,502

Reimbursement and Waivers of Expenses – The Adviser was contractually committed to reimburse Davis Government Bond Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.05%; Class C shares, 1.80%; Class Y shares, 0.80%) and Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class C shares, 1.80%) until May 1, 2021. Effective October 1, 2020, the cap on total annual fund operating expenses for Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is: (Class A shares, 1.00%; Class C shares, 1.75%; Class Y shares, 0.75%), until May 1, 2022. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. The Adviser may not recoup any of the operating expenses it has reimbursed to the Funds. During the year ended December 31, 2020, such reimbursements for Class A, Class C, and Class Y shares of Davis Government Bond Fund amounted to $18,390, $5,630, and $3,340, respectively, and Class C shares of Davis Appreciation & Income Fund and Davis Real Estate Fund amounted to $4,090 and $4,375, respectively.

The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund’s expenses such that investment income will not be less than zero until May 1, 2021. During the year ended December 31, 2020, such reimbursements for Class A, Class C, and Class Y shares amounted to $254,249, $4,266, and $10,592, respectively.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund’s net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund’s future yield.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended December 31, 2020
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class C	$152,170	$9,001	$555,392	$41,346	$34,829
Service fees:
Class A	591,573	55,653	736,234	235,433	231,471
Class C	50,723	3,000	185,130	13,782	11,609

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2020
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by the Distributor	$6,956	$111	$34,701	$2,988	$2,786
Class A commissions re-allowed to investment dealers	38,820	586	190,338	18,288	15,215
Total commissions earned on sales of Class A	$45,776	$697	$225,039	$21,276	$18,001

Class C commission advances by the Distributor	$5,603	$544	$46,872	$973	$2,875

Class C CDSCs received by the Distributor	462	–	6,467	322	692

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 4 - CAPITAL STOCK

At December 31, 2020, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 450 million shares each are designated to Davis Opportunity Fund, Davis Financial Fund, and Davis Appreciation & Income Fund, 350 million shares each are designated to Davis Government Bond Fund and Davis Real Estate Fund, and 4.6 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

	Year ended December 31, 2020
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	407,749	211,428	(2,051,667)	(1,432,490)
Class C	48,156	21,663	(413,550)	(343,731)
Class Y	2,602,567	145,747	(2,880,665)	(132,351)
Value: Class A	$12,512,167	$7,582,133	$(64,419,627)	$(44,325,327)
Class C	1,116,306	594,653	(9,981,209)	(8,270,250)
Class Y	73,124,979	5,548,593	(89,571,320)	(10,897,748)

Davis Government Bond Fund
Shares: Class A	2,749,794	42,833	(2,299,546)	493,081
Class C	363,400	370	(180,552)	183,218
Class Y	111,954	4,526	(157,724)	(41,244)
Value: Class A	$14,904,474	$232,314	$(12,455,988)	$2,680,800
Class C	1,968,178	2,002	(978,265)	991,915
Class Y	612,164	24,734	(863,667)	(226,769)

Davis Government Money Market Fund
Shares: Class A	243,436,467	295,713	(248,837,891)	(5,105,711)
Class C	1,255,059	5,106	(1,419,450)	(159,285)
Class Y	7,891,000	11,660	(5,540,073)	2,362,587
Value: Class A	$243,436,467	$295,713	$(248,837,891)	$(5,105,711)
Class C	1,255,059	5,106	(1,419,450)	(159,285)
Class Y	7,891,000	11,660	(5,540,073)	2,362,587

Davis Financial Fund
Shares: Class A	956,666	389,198	(2,719,322)	(1,373,458)
Class C	178,980	109,423	(1,274,539)	(986,136)
Class Y	2,812,472	396,582	(5,324,601)	(2,115,547)
Value: Class A	$36,586,977	$16,692,707	$(103,864,891)	$(50,585,207)
Class C	5,555,853	3,753,201	(38,876,733)	(29,567,679)
Class Y	110,788,779	17,624,076	(209,009,195)	(80,596,340)

Davis Appreciation & Income Fund
Shares: Class A	167,177	21,330	(552,431)	(363,924)
Class C	9,957	144	(101,139)	(91,038)
Class Y	56,124	20,059	(125,270)	(49,087)
Value: Class A	$6,348,264	$798,266	$(21,239,685)	$(14,093,155)
Class C	373,804	5,481	(3,877,370)	(3,498,085)
Class Y	2,210,951	756,130	(4,802,176)	(1,835,095)

Davis Real Estate Fund
Shares: Class A	256,728	46,679	(900,901)	(597,494)
Class C	12,423	1,140	(69,776)	(56,213)
Class Y	557,056	35,813	(1,201,758)	(608,889)
Value: Class A	$9,274,084	$1,651,186	$(33,585,079)	$(22,659,809)
Class C	478,986	41,028	(2,547,464)	(2,027,450)
Class Y	20,860,726	1,273,708	(44,314,365)	(22,179,931)

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2019
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	543,134	444,373	(2,052,290)	(1,064,783)
Class C	91,003	60,872	(634,989)	(483,114)
Class Y	843,587	254,899	(2,552,148)	(1,453,662)
Value: Class A	$17,109,333	$14,539,877	$(64,259,567)	$(32,610,357)
Class C	2,241,563	1,541,897	(15,646,617)	(11,863,157)
Class Y	27,642,805	8,837,357	(84,710,913)	(48,230,751)

Davis Government Bond Fund
Shares: Class A	3,487,721	76,643	(3,833,303)	(268,939)
Class C	50,365	1,926	(284,449)	(232,158)
Class Y	144,562	7,560	(121,441)	30,681
Value: Class A	$18,544,400	$409,910	$(20,448,239)	$(1,493,929)
Class C	268,569	10,270	(1,510,924)	(1,232,085)
Class Y	776,693	40,761	(653,561)	163,893

Davis Government Money Market Fund
Shares: Class A	186,481,333	2,313,374	(219,176,654)	(30,381,947)
Class C	497,227	42,829	(1,980,775)	(1,440,719)
Class Y	3,143,025	140,784	(6,345,451)	(3,061,642)
Value: Class A	$186,481,333	$2,313,374	$(219,176,654)	$(30,381,947)
Class C	497,227	42,829	(1,980,775)	(1,440,719)
Class Y	3,143,025	140,784	(6,345,451)	(3,061,642)

Davis Financial Fund
Shares: Class A	940,108	631,422	(3,142,958)	(1,571,428)
Class C	477,468	224,046	(1,358,905)	(657,391)
Class Y	2,295,136	648,615	(4,586,985)	(1,643,234)
Value: Class A	$44,333,544	$30,971,230	$(147,490,590)	$(72,185,816)
Class C	18,152,096	8,892,394	(52,317,529)	(25,273,039)
Class Y	111,380,974	32,904,214	(222,227,397)	(77,942,209)

Davis Appreciation & Income Fund
Shares: Class A	151,801	53,655	(465,478)	(260,022)
Class C	15,637	2,396	(130,518)	(112,485)
Class Y	78,023	38,735	(95,269)	21,489
Value: Class A	$6,093,642	$2,229,003	$(18,648,855)	$(10,326,210)
Class C	622,261	101,083	(5,183,940)	(4,460,596)
Class Y	3,174,474	1,612,931	(3,781,494)	1,005,911

Davis Real Estate Fund
Shares: Class A	614,243	78,035	(563,285)	128,993
Class C	32,460	2,910	(63,306)	(27,936)
Class Y	1,006,639	60,261	(452,454)	614,446
Value: Class A	$25,737,783	$3,353,243	$(23,946,785)	$5,144,241
Class C	1,375,578	125,281	(2,743,895)	(1,243,036)
Class Y	43,023,338	2,628,095	(19,686,013)	25,965,420

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2020

NOTE 5 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2020, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $54,771,827 or 10.85% of the Fund’s net assets as of December 31, 2020. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of December 31, 2020
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$1.0235

Davis Opportunity Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	416,153	$27.7507	$37.67

Davis Opportunity Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	52,649	$50.9321	$37.67

Davis Opportunity Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	2,911,103	$4.8191	$5.53

Davis Opportunity Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	1,406,824	$5.5419	$5.53

Davis Opportunity Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	2,487,069	$4.2843	$5.2733

NOTE 7 - CORONAVIRUS (COVID-19) PANDEMIC

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, COVID-19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; significant disruptions to business operations (including business closures); disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of a fund’s investments, impair a fund’s ability to satisfy redemption requests, and negatively impact fund performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a fund by its service providers.

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2020	$33.47	$0.08	$4.18	$4.26
Year ended December 31, 2019	$28.10	$0.12	$7.01	$7.13
Year ended December 31, 2018	$37.01	$0.11	$(4.91)	$(4.80)
Year ended December 31, 2017	$30.90	$0.01	$7.10	$7.11
Year ended December 31, 2016	$27.45	$0.01	$4.20	$4.21
Davis Opportunity Fund Class C:
Year ended December 31, 2020	$25.90	$(0.14)	$3.20	$3.06
Year ended December 31, 2019	$22.14	$(0.10)	$5.49	$5.39
Year ended December 31, 2018	$30.36	$(0.14)	$(3.97)	$(4.11)
Year ended December 31, 2017	$25.66	$(0.21)	$5.87	$5.66
Year ended December 31, 2016	$23.08	$(0.18)	$3.52	$3.34
Davis Opportunity Fund Class Y:
Year ended December 31, 2020	$35.47	$0.17	$4.44	$4.61
Year ended December 31, 2019	$29.70	$0.21	$7.40	$7.61
Year ended December 31, 2018	$38.77	$0.21	$(5.17)	$(4.96)
Year ended December 31, 2017	$32.32	$0.10	$7.44	$7.54
Year ended December 31, 2016	$28.61	$0.07	$4.40	$4.47
Davis Government Bond Fund Class A:
Year ended December 31, 2020	$5.37	$0.04	$0.05	$0.09
Year ended December 31, 2019	$5.29	$0.08	$0.09	$0.17
Year ended December 31, 2018	$5.33	$0.05	$(0.03)	$0.02
Year ended December 31, 2017	$5.35	$0.01	$–	$0.01
Year ended December 31, 2016	$5.40	$0.01	$(0.02)	$(0.01)
Davis Government Bond Fund Class C:
Year ended December 31, 2020	$5.36	$(0.01)	$0.05	$0.04
Year ended December 31, 2019	$5.28	$0.04	$0.09	$0.13
Year ended December 31, 2018	$5.31	$–[f]	$(0.02)	$(0.02)
Year ended December 31, 2017	$5.35	$(0.03)	$(0.01)	$(0.04)
Year ended December 31, 2016	$5.40	$(0.03)	$(0.02)	$(0.05)
Davis Government Bond Fund Class Y:
Year ended December 31, 2020	$5.41	$0.05	$0.05	$0.10
Year ended December 31, 2019	$5.34	$0.10	$0.07	$0.17
Year ended December 31, 2018	$5.37	$0.06	$(0.02)	$0.04
Year ended December 31, 2017	$5.40	$0.03	$(0.02)	$0.01
Year ended December 31, 2016	$5.44	$0.03	$(0.02)	$0.01

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.16)	$(0.90)	$–	$(1.06)	$36.67	12.79%	$288,208	0.94%	0.94%	0.24%	17%
$(0.13)	$(1.63)	$–	$(1.76)	$33.47	25.49%	$310,954	0.93%	0.93%	0.38%	15%
$–	$(4.11)	$–	$(4.11)	$28.10	(13.50)%	$290,970	0.94%	0.94%	0.28%	44%
$(0.04)	$(0.96)	$–	$(1.00)	$37.01	23.09%	$325,410	0.95%	0.95%	0.03%	18%
$–	$(0.76)	$–	$(0.76)	$30.90	15.26%	$277,040	0.95%	0.95%	0.03%	61%

$–	$(0.90)	$–	$(0.90)	$28.06	11.88%	$18,861	1.76%	1.76%	(0.58)%	17%
$–	$(1.63)	$–	$(1.63)	$25.90	24.49%	$26,309	1.74%	1.74%	(0.43)%	15%
$–	$(4.11)	$–	$(4.11)	$22.14	(14.19)%	$33,186	1.71%	1.71%	(0.49)%	44%
$–	$(0.96)	$–	$(0.96)	$30.36	22.16%	$99,190	1.73%	1.73%	(0.75)%	18%
$–	$(0.76)	$–	$(0.76)	$25.66	14.38%	$106,562	1.75%	1.74%	(0.76)%	61%

$(0.25)	$(0.90)	$–	$(1.15)	$38.93	13.06%	$197,698	0.69%	0.69%	0.49%	17%
$(0.21)	$(1.63)	$–	$(1.84)	$35.47	25.76%	$184,781	0.70%	0.70%	0.61%	15%
$–	$(4.11)	$–	$(4.11)	$29.70	(13.30)%	$197,887	0.69%	0.69%	0.53%	44%
$(0.13)	$(0.96)	$–	$(1.09)	$38.77	23.42%	$250,973	0.70%	0.70%	0.28%	18%
$–	$(0.76)	$–	$(0.76)	$32.32	15.55%	$220,325	0.71%	0.70%	0.28%	61%

$(0.05)	$–	$–	$(0.05)	$5.41	1.69%	$27,045	1.10%	1.04%	0.67%	–%[e]
$(0.09)	$–	$–	$(0.09)	$5.37	3.23%	$24,216	1.09%	1.05%	1.59%	13%
$(0.06)	$–	$–	$(0.06)	$5.29	0.42%	$25,297	1.13%	1.12%	0.91%	28%
$(0.03)	$–	$–	$(0.03)	$5.33	0.21%	$24,178	1.14%	1.14%	0.24%	7%
$(0.04)	$–	$–	$(0.04)	$5.35	(0.26)%	$29,442	1.03%	0.97%	0.26%	65%

$(0.01)	$–	$–	$(0.01)	$5.39	0.81%	$1,804	2.25%	1.78%	(0.07)%	–%[e]
$(0.05)	$–	$–	$(0.05)	$5.36	2.47%	$811	2.31%	1.80%	0.84%	13%
$(0.01)	$–	$–	$(0.01)	$5.28	(0.32)%	$2,026	1.98%	1.97%	0.06%	28%
$–	$–	$–	$–	$5.31	(0.75)%	$5,126	1.91%	1.91%	(0.53)%	7%
$–	$–	$–	$–	$5.35	(0.93)%	$9,294	1.81%	1.75%	(0.52)%	65%

$(0.06)	$–	$–	$(0.06)	$5.45	1.94%	$1,965	0.95%	0.79%	0.92%	–%[e]
$(0.10)	$–	$–	$(0.10)	$5.41	3.29%	$2,175	0.93%	0.80%	1.84%	13%
$(0.07)	$–	$–	$(0.07)	$5.34	0.83%	$1,980	0.94%	0.91%	1.12%	28%
$(0.04)	$–	$–	$(0.04)	$5.37	0.27%	$2,493	0.91%	0.91%	0.47%	7%
$(0.05)	$–	$–	$(0.05)	$5.40	0.20%	$3,656	0.71%	0.65%	0.58%	65%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, C, and Y:
Year ended December 31, 2020	$1.000	$0.002	$–	$0.002
Year ended December 31, 2019	$1.000	$0.017	$–	$0.017
Year ended December 31, 2018	$1.000	$0.013	$–	$0.013
Year ended December 31, 2017	$1.000	$0.004	$–	$0.004
Year ended December 31, 2016	$1.000	$0.001	$–	$0.001
Davis Financial Fund Class A:
Year ended December 31, 2020	$49.35	$0.54	$(3.50)	$(2.96)
Year ended December 31, 2019	$42.20	$0.64	$10.44	$11.08
Year ended December 31, 2018	$51.94	$0.54	$(6.51)	$(5.97)
Year ended December 31, 2017	$44.57	$0.21	$8.37	$8.58
Year ended December 31, 2016	$39.39	$0.29	$5.64	$5.93
Davis Financial Fund Class C:
Year ended December 31, 2020	$39.91	$0.19	$(2.88)	$(2.69)
Year ended December 31, 2019	$34.67	$0.23	$8.51	$8.74
Year ended December 31, 2018	$43.27	$0.12	$(5.37)	$(5.25)
Year ended December 31, 2017	$37.44	$(0.13)	$7.00	$6.87
Year ended December 31, 2016	$33.22	$(0.04)	$4.72	$4.68
Davis Financial Fund Class Y:
Year ended December 31, 2020	$51.04	$0.65	$(3.60)	$(2.95)
Year ended December 31, 2019	$43.56	$0.78	$10.76	$11.54
Year ended December 31, 2018	$53.50	$0.68	$(6.71)	$(6.03)
Year ended December 31, 2017	$45.88	$0.34	$8.62	$8.96
Year ended December 31, 2016	$40.52	$0.37	$5.83	$6.20
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2020	$42.70	$0.32	$1.64	$1.96
Year ended December 31, 2019	$36.23	$0.56	$6.78	$7.34
Year ended December 31, 2018	$39.80	$0.42	$(3.59)	$(3.17)
Year ended December 31, 2017	$34.51	$0.35	$5.27	$5.62
Year ended December 31, 2016	$31.96	$0.32	$2.61	$2.93
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2020	$42.82	$0.03	$1.64	$1.67
Year ended December 31, 2019	$36.34	$0.25	$6.78	$7.03
Year ended December 31, 2018	$39.94	$0.15	$(3.63)	$(3.48)
Year ended December 31, 2017	$34.64	$0.10	$5.26	$5.36
Year ended December 31, 2016	$32.08	$0.04	$2.63	$2.67
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2020	$42.89	$0.45	$1.64	$2.09
Year ended December 31, 2019	$36.39	$0.69	$6.81	$7.50
Year ended December 31, 2018	$39.98	$0.56	$(3.62)	$(3.06)
Year ended December 31, 2017	$34.66	$0.48	$5.30	$5.78
Year ended December 31, 2016	$32.10	$0.38	$2.63	$3.01

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.002)	$–	$–	$(0.002)	$1.000	0.23%	$145,903	0.54%	0.35%	0.23%	NA
$(0.017)	$–	$–	$(0.017)	$1.000	1.74%	$148,805	0.53%	0.53%	1.74%	NA
$(0.013)	$–	$–	$(0.013)	$1.000	1.30%	$183,689	0.58%[g]	0.58%[g]	1.27%	NA
$(0.004)	$–	$–	$(0.004)	$1.000	0.35%	$212,755	0.62%[g]	0.60%[g]	0.34%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$262,793	0.70%	0.38%	0.08%	NA

$(0.58)	$(1.88)	$–	$(2.46)	$43.93	(5.88)%	$352,567	0.96%	0.96%	1.37%	9%
$(0.68)	$(3.25)	$–	$(3.93)	$49.35	26.31%	$463,892	0.94%	0.94%	1.37%	6%
$(0.51)	$(3.26)	$–	$(3.77)	$42.20	(11.78)%	$463,024	0.94%	0.94%	1.04%	18%
$(0.17)	$(1.04)	$–	$(1.21)	$51.94	19.27%	$626,153	0.98%	0.98%	0.43%	7%
$(0.29)	$(0.46)	$–	$(0.75)	$44.57	15.04%	$508,457	0.92%	0.92%	0.72%	17%

$(0.22)	$(1.88)	$–	$(2.10)	$35.12	(6.61)%	$66,095	1.75%	1.75%	0.58%	9%
$(0.25)	$(3.25)	$–	$(3.50)	$39.91	25.27%	$114,489	1.72%	1.72%	0.59%	6%
$(0.09)	$(3.26)	$–	$(3.35)	$34.67	(12.43)%	$122,240	1.70%	1.70%	0.28%	18%
$–	$(1.04)	$–	$(1.04)	$43.27	18.38%	$177,326	1.73%	1.73%	(0.32)%	7%
$–	$(0.46)	$–	$(0.46)	$37.44	14.08%	$140,605	1.74%	1.74%	(0.10)%	17%

$(0.69)	$(1.88)	$–	$(2.57)	$45.52	(5.67)%	$347,683	0.74%	0.74%	1.59%	9%
$(0.81)	$(3.25)	$–	$(4.06)	$51.04	26.54%	$497,906	0.72%	0.72%	1.59%	6%
$(0.65)	$(3.26)	$–	$(3.91)	$43.56	(11.55)%	$496,436	0.70%	0.70%	1.28%	18%
$(0.30)	$(1.04)	$–	$(1.34)	$53.50	19.56%	$570,816	0.72%	0.72%	0.69%	7%
$(0.38)	$(0.46)	$–	$(0.84)	$45.88	15.27%	$331,889	0.72%	0.72%	0.92%	17%

$(0.34)	$–	$–	$(0.34)	$44.32	4.75%	$105,201	1.02%	1.02%	0.82%	5%
$(0.78)	$(0.09)	$–	$(0.87)	$42.70	20.33%	$116,911	1.01%	1.01%	1.41%	17%
$(0.40)	$–	$–	$(0.40)	$36.23	(8.02)%	$108,613	1.01%	1.01%	1.07%	54%
$(0.33)	$–	$–	$(0.33)	$39.80	16.35%	$97,806	1.02%	1.02%	0.97%	19%
$(0.38)	$–	$–	$(0.38)	$34.51	9.20%	$95,709	0.91%	0.90%	0.98%	109%[h]

$(0.04)	$–	$–	$(0.04)	$44.45	3.93%	$4,620	1.87%	1.79%	0.05%	5%
$(0.46)	$(0.09)	$–	$(0.55)	$42.82	19.38%	$8,349	1.81%	1.80%	0.62%	17%
$(0.12)	$–	$–	$(0.12)	$36.34	(8.72)%	$11,172	1.76%	1.76%	0.32%	54%
$(0.06)	$–	$–	$(0.06)	$39.94	15.48%	$34,668	1.76%	1.76%	0.23%	19%
$(0.11)	$–	$–	$(0.11)	$34.64	8.33%	$50,316	1.75%	1.74%	0.14%	109%[h]

$(0.47)	$–	$–	$(0.47)	$44.51	5.08%	$73,018	0.69%	0.69%	1.15%	5%
$(0.91)	$(0.09)	$–	$(1.00)	$42.89	20.72%	$72,470	0.69%	0.69%	1.73%	17%
$(0.53)	$–	$–	$(0.53)	$36.39	(7.72)%	$60,702	0.68%	0.68%	1.40%	54%
$(0.46)	$–	$–	$(0.46)	$39.98	16.75%	$68,974	0.69%	0.69%	1.30%	19%
$(0.45)	$–	$–	$(0.45)	$34.66	9.44%	$61,950	0.70%	0.69%	1.19%	109%[h]

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class A:
Year ended December 31, 2020	$43.59	$0.49	$(4.15)	$(3.66)
Year ended December 31, 2019	$35.75	$0.78	$8.27	$9.05
Year ended December 31, 2018	$39.70	$0.81	$(2.60)	$(1.79)
Year ended December 31, 2017	$38.82	$0.58	$2.62	$3.20
Year ended December 31, 2016	$35.96	$0.43	$3.06	$3.49
Davis Real Estate Fund Class C:
Year ended December 31, 2020	$43.57	$0.24	$(4.18)	$(3.94)
Year ended December 31, 2019	$35.75	$0.45	$8.24	$8.69
Year ended December 31, 2018	$39.69	$0.48	$(2.59)	$(2.11)
Year ended December 31, 2017	$38.81	$0.28	$2.58	$2.86
Year ended December 31, 2016	$35.97	$0.06	$3.07	$3.13
Davis Real Estate Fund Class Y:
Year ended December 31, 2020	$44.21	$0.59	$(4.24)	$(3.65)
Year ended December 31, 2019	$36.27	$0.88	$8.39	$9.27
Year ended December 31, 2018	$40.25	$0.91	$(2.63)	$(1.72)
Year ended December 31, 2017	$39.33	$0.66	$2.68	$3.34
Year ended December 31, 2016	$36.44	$0.43	$3.17	$3.60

[a]	Per share calculations were based on average shares outstanding for the period (other than Davis Government Money Market Fund).

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than 0.50%.

[f]	Less than $0.005 per share.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.57)	$(0.13)	$–	$(0.70)	$39.23	(8.23)%	$118,502	0.97%	0.97%	1.34%	18%
$(0.52)	$(0.69)	$–	$(1.21)	$43.59	25.39%	$157,718	0.98%	0.98%	1.84%	18%
$(0.86)	$(1.30)	$–	$(2.16)	$35.75	(4.52)%	$124,763	0.97%	0.97%	2.09%	44%
$(0.37)	$(1.95)	$–	$(2.32)	$39.70	8.30%	$138,113	0.97%	0.97%	1.46%	23%
$(0.63)	$–	$–	$(0.63)	$38.82	9.71%	$152,733	0.93%	0.92%	1.08%	53%

$(0.27)	$(0.13)	$–	$(0.40)	$39.23	(8.99)%	$3,578	1.89%	1.79%	0.52%	18%
$(0.18)	$(0.69)	$–	$(0.87)	$43.57	24.33%	$6,422	1.82%	1.80%	1.02%	18%
$(0.53)	$(1.30)	$–	$(1.83)	$35.75	(5.30)%	$6,268	1.83%	1.83%	1.23%	44%
$(0.03)	$(1.95)	$–	$(1.98)	$39.69	7.40%	$16,209	1.81%	1.81%	0.62%	23%
$(0.29)	$–	$–	$(0.29)	$38.81	8.71%	$22,288	1.82%	1.81%	0.19%	53%

$(0.65)	$(0.13)	$–	$(0.78)	$39.78	(8.11)%	$69,166	0.79%	0.79%	1.52%	18%
$(0.64)	$(0.69)	$–	$(1.33)	$44.21	25.69%	$103,800	0.77%	0.77%	2.05%	18%
$(0.96)	$(1.30)	$–	$(2.26)	$36.27	(4.27)%	$62,874	0.74%	0.74%	2.32%	44%
$(0.47)	$(1.95)	$–	$(2.42)	$40.25	8.57%	$48,532	0.73%	0.73%	1.70%	23%
$(0.71)	$–	$–	$(0.71)	$39.33	9.90%	$44,330	0.73%	0.72%	1.28%	53%

[g]
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios for the year ended December 31, 2018 would have both been 0.49%, and for the year ended December 31, 2017 would have been 0.55% and 0.52%, respectively.

[h]	As a result of the change in portfolio management on July 1, 2016, portfolio turnover was unusually high.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) (the Funds), including the schedules of investments, as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, , the statement of cash flows for Davis Opportunity Fund for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, the cash flows for Davis Opportunity Fund for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
February 22, 2021

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2021, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2020. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2020 with their 2020 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2020, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, qualified business income deduction, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Income dividends	$2,499,055	$274,688	$10,006,919	$1,645,873	$3,712,056
Income qualifying for corporate dividends-received deduction	$2,499,055	$–	$10,006,919	$1,640,064	$–
	100%		100%	99.65%
Qualified dividend income	$2,499,055	$–	$10,006,919	$1,643,650	$120,864
	100%		100%	99.86%	3%
Section 199A - Qualified business income deduction	$–	$–	$–	$–	$3,006,866
					97%
Long-term capital gain distributions*	$11,993,335	$–	$32,061,046	$–	$–

*Davis Opportunity Fund and Davis Financial Fund designated long-term capital gain distributions in the amount of $13,077,716 and $41,323,595, respectively. The Funds utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Davis Funds.

DAVIS SERIES, INC.	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Marc P. Blum (09/09/42) Director since 1986 (Retired 12/31/20)	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational and
media company); Director, Colfax Corp. (engineering
and manufacturer of pumps and fluid handling
equipment); Director, Cable ONE Inc. (cable service
provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2020 and December 31, 2019 were $156,800 and $164,500, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2020 and December 31, 2019 were $50,678 and $48,581, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2020 and December 31, 2019.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2021

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 22, 2021